UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Arizona Municipal Bond Fund	FAZTX	FZCCX	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FAFKX	FCOCX	FCORX
Nuveen New Mexico Municipal Bond Fund	FNMTX	FNCCX	FNMCX	FNMRX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 23, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Michael S. Hamilton and Christopher L. Drahn, CFA, review key investment strategies and the performance of the Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund. Michael has managed the Arizona and New Mexico Funds since 2011, and Chris has managed the Colorado Fund since that same year.

How did the Funds perform during the six-month reporting period ended November 30, 2014?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance for its Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and ten-year periods ended November 30, 2014. Each Fund’s Class A Share returns are compared with the performance of a corresponding market index and Lipper classification average.

During the reporting period, the Class A Shares at NAV of the Arizona and Colorado Funds outperformed the S&P Municipal Bond Index as well as their respective Lipper classification average, while the New Mexico Fund lagged both of these performance measures.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the six-month reporting period ended November 30, 2014?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team.

Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Arizona Municipal Bond Funds

The Nuveen Arizona Municipal Bond Fund outperformed the S&P Municipal Bond Index during the six-month reporting period.

Maintaining a longer duration than the benchmark, meaning the Fund was more sensitive to the positive effects of falling long-term interest rates, proved helpful during the reporting period. Additionally, the Fund’s yield curve positioning added to relative performance. Thanks largely to investors’ appetite for higher yielding securities, longer term bonds generally outpaced their shorter term counterparts during the six month reporting period. Accordingly, the Fund’s lower relative allocation to bonds with durations between two to six years and larger exposure to those with durations of ten to fourteen years added value.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Credit quality positioning also contributed to overall results. Specifically, the Fund’s overweightings in higher yielding, lower investment grade BBB-rated and below investment grade BB-rated debt, as well as in non-rated securities, were positive as these securities also benefited from investors’ appetite for higher yielding bonds. The Fund also benefited from its underweightings in AAA-rated and AA-rated bonds, which lagged as investors favored lower quality tiers of the marketplace.

The portfolio’s sector positioning also benefited performance, driven partly by the Fund’s smaller allocation to the underperforming utilities group. More specifically, the Fund was helped by having no exposure to Puerto Rico utility bonds, which were among the municipal bond market’s worst performers during the reporting period and hindered the entire utilities sector. The Fund also benefited from its larger exposure to corporate-backed industrial development revenue (IDR) bonds, a strong-performing sector during the reporting period.

The Fund enjoyed notable gains from some individual holdings as well, led by certain charter school and long duration hospital bonds. Holdings in bonds issued in Guam also had a positive impact, as these securities performed well amid growing demand for relatively high yielding, tax-exempt alternatives to troubled Puerto Rico debt.

New purchases during the reporting period typically focused on bonds with comparatively long, 10-year call dates. These securities helped us maintain the Fund’s duration near our internal target, improve the Fund’s overall call structure and enhance its income stream. The new issue market was a particularly rich source for such opportunities. We purchased several bonds brought by issuers who rarely come to market with new debt, which helped enhance the Fund’ overall diversification. Two issuers we favored for new bonds included Pima County Schools and Western Maricopa Education Center District 402.

To finance our purchases, we partly relied on new shareholder investments. In addition, market conditions provided us with other opportunities to generate needed proceeds. We sold some long maturity bonds with short call dates, meaning they could be redeemed by their issuers fairly soon, when the market rewarded us for doing so. We also sold some very short-term pre-refunded securities, taking advantage of healthy demand for municipal bonds with defensive characteristics. Some of the portfolio’s holdings were called, meaning redeemed, as issuers took advantage of low interest rates to refinance debt.

Nuveen Colorado Municipal Bond Fund

The Nuveen Colorado Municipal Bond Fund outperformed the S&P Municipal Bond Index during the six-month reporting period, with the Fund’s duration and yield curve positioning as the main drivers of its relative results. The Fund’s duration, a measure of its sensitivity to interest changes, was longer than the benchmark. This helped the Fund benefit more fully than the index from declining long term interest rates. From a yield curve perspective, the portfolio was lifted by its larger allocation to bonds with longer durations and maturities, as well as its related underweighting in securities with durations shorter than three years. Short-term interest rates were mostly unchanged to slightly higher, which caused short-term securities to underperform, while longer term bond prices generally appreciated in response to declining long-term rates.

Credit quality positioning bolstered the Fund’s relative results as well. Specifically, the Fund had an overweighting in both BBB and non-rated bonds. These were some of the municipal bond market’s best performers, reflecting investor demand for higher yielding securities in an environment of scarce income. Conversely, an underweighting in AAA-rated bonds was also helpful, given that these securities lagged higher yielding alternatives. That said, the Fund’s underweighting in BB-rated and B-rated bonds modestly detracted from relative performance; bonds in these lower quality, below investment grade tiers performed well, and our more limited exposure was a small negative.

Sector positioning produced mixed results. The Fund’s overweighting in hospital bonds aided relative performance. The sector performed well amid investors’ appetite for higher yielding securities. An overweighting in bonds issued by various metropolitan districts across Colorado further contributed. The bonds, which are issued to fund municipal services for district residents and are typically backed by property taxes, performed well as housing markets continued to recover. In contrast, the Fund’s underweightings in corporate-backed industrial revenue (IDR) bonds detracted, as this sector outpaced the overall municipal market.

The Fund experienced shareholder inflows during the reporting period. We used these inflows, along with the proceeds from called and maturing bonds, to add some new bonds to the Fund. Much of our buying was concentrated in bonds with maturities in the

6	Nuveen Investments

20 year range. Although year-to-date supply of newly issued Colorado bonds was down substantially versus 2013, there was still relatively good availability in the 20-year part of the curve. Furthermore, we felt that 20-year part of the yield curve offered a strong risk/reward profile. Representative purchases for the reporting period included both AA-rated general obligation (GO) bonds and some insured bonds.

Sales activity for the portfolio was limited. In July, we eliminated the Fund’s exposure to bonds associated with the U.S. territory of Puerto Rico, which has experienced well publicized credit challenges. We also sold some bonds with intermediate maturities and purchased similar bonds with longer maturities or different structures that we believed provided better long-term potential.

Nuveen New Mexico Municipal Bond Funds

The Nuveen New Mexico Municipal Bond Fund underperformed the S&P Municipal Bond Index during the six-month reporting period, partly reflecting the underperformance of the state’s municipal bonds relative to the national market as a whole. On a positive note, the portfolio’s duration positioning was longer than that of the index, meaning the Fund benefited more than the benchmark from falling interest rates. Yield curve positioning was another positive factor. The Fund had more exposure to bonds with durations between eight and ten years, which outpaced bonds with durations of less than six years, in which the Fund was underweighted.

The Fund’s credit rating positioning had a slightly negative overall impact on relative performance. Here, the Fund’s exposure to BBB-rated Puerto Rico Ana Mendez Hospital bonds hurt performance. These lower quality, investment grade securities fared poorly in light of ongoing concerns about the U.S. territory’s economic and fiscal challenges. In contrast, the Fund benefited from overweighting BBB-rated New Mexico bonds. These securities were bolstered by investors’ appetite for higher yields. We were also helped by an underweighting in AA-rated bonds, which generally lagged lower quality tiers, as well as by an overweighting in non-rated bonds, which benefited from healthy demand.

Sector allocation modestly bolstered the Fund’s relative results. Specifically, the Fund benefited from its underweighting in utility bonds. This category lagged the benchmark primarily due to the poor performance of some Puerto Rico power bonds found in the benchmark, but not held in the Fund during the reporting period.

Also of note, several individual securities had a particularly positive impact. Holdings in Guam bonds added value, given investors’ desire for tax-exempt, higher yielding alternatives to Puerto Rico debt. Investors’ appetite for yield also helped lift the value of our holdings in hospital bonds with long call dates, most notably, those issued by Presbyterian Healthcare Services.

We sold some long maturity bonds with short-term call dates at what we believed were attractive prices. At other times, we took advantage of strong demand for short-term pre-refunded securities; these bonds were attractive to investors looking for ways to defend against potentially higher interest rates. The portfolio also experienced bond calls when issuers redeemed some outstanding debt. These sales and calls provided proceeds to fund new purchases. We found several attractively priced bonds that allowed us to keep the Fund’s duration close to our internal target, improve the Fund’s call structure and bolster its yield. Many of these purchases were concentrated among prepaid gas bonds and in longer term bonds.

An Update Involving Puerto Rico

We continued to monitor the broader municipal market for any impact on the Funds’ holdings and performance regarding the ongoing economic problems of Puerto Rico. The Puerto Rico bonds were originally added to our portfolios to keep assets fully invested and working for the Funds’ as well as to enhance diversity, duration, and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of November 2014, the Nuveen complex held $71 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations, and we had adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of November 30, 2014.

8	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2014, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the six-months ended November 30, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Arizona Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.92%	8.99%	5.28%	4.31%
Class A Shares at maximum Offering Price	(1.42)%	4.42%	4.38%	3.87%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	2.35%	8.37%	4.35%	3.90%

Class C2 Shares	2.64%	8.48%	4.73%	3.75%
Class I Shares	3.00%	9.26%	5.49%	4.52%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.42%	5.98%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.58%	10.06%	5.38%	4.26%
Class A Shares at maximum Offering Price	(0.79)%	5.43%	4.48%	3.81%
Class C2 Shares	3.29%	9.44%	4.81%	3.68%
Class I Shares	3.75%	10.43%	5.61%	4.47%

	Cumulative
	6-Month	Since Inception
Class C Shares	3.17%	6.91%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

12	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.89%	1.69%	1.44%	0.69%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	1.05%

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Colorado Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.23%	10.66%	5.92%	4.62%
Class A Shares at maximum Offering Price	(1.14)%	6.05%	5.02%	4.18%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	2.35%	8.37%	4.35%	3.90%

Class C2 Shares	2.95%	10.07%	5.33%	4.06%
Class I Shares	3.33%	10.88%	6.12%	4.83%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.84%	7.23%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.75%	11.76%	5.95%	4.52%
Class A Shares at maximum Offering Price	(0.65)%	7.07%	5.05%	4.07%
Class C2 Shares	3.47%	11.16%	5.38%	3.95%
Class I Shares	3.84%	11.97%	6.17%	4.72%

	Cumulative
	6-Month	Since Inception
Class C Shares	3.44%	7.93%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

14	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.87%	1.66%	1.42%	0.66%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	0.00%

Nuveen Investments	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen New Mexico Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.08%	7.35%	4.18%	3.98%
Class A Shares at maximum Offering Price	(2.24)%	2.85%	3.28%	3.53%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	2.35%	8.37%	4.35%	3.90%

Class C2 Shares	1.81%	6.78%	3.59%	3.41%
Class I Shares	2.18%	7.55%	4.37%	4.17%

	Cumulative
	6-Month	Since Inception
Class C Shares	1.67%	4.92%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.67%	8.50%	4.14%	3.88%
Class A Shares at maximum Offering Price	(1.69)%	3.92%	3.24%	3.43%
Class C2 Shares	2.40%	7.93%	3.58%	3.31%
Class I Shares	2.76%	8.80%	4.37%	4.10%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.35%	5.53%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	0.00%

Nuveen Investments	17

Yields as of November 30, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Arizona Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.41%	2.73%	3.00%	3.72%
SEC 30-Day Yield	2.28%	1.56%	1.84%	2.58%
Taxable-Equivalent Yield (31.3%)[2]	3.32%	2.27%	2.68%	3.76%

Nuveen Colorado Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.58%	2.91%	3.18%	3.91%
SEC 30-Day Yield	2.21%	1.50%	1.77%	2.51%
Taxable-Equivalent Yield (31.3%)[2]	3.22%	2.18%	2.58%	3.65%

Nuveen New Mexico Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.02%	2.35%	2.64%	3.37%
SEC 30-Day Yield	1.95%	1.24%	1.49%	2.23%
Taxable-Equivalent Yield (31.5%)[2]	2.85%	1.81%	2.18%	3.26%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate as shown in the respective table above.

18	Nuveen Investments

Holding

Summaries as of November 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Arizona Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	100.1%
Floating Rate Obligations	(1.1)%
Other Assets Less Liabilities	1.0%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	23.7%
Health Care	20.5%
Education and Civic Organizations	15.9%
Tax Obligation/General	13.2%
U.S. Guaranteed	8.0%
Water and Sewer	7.2%
Utilities	6.4%
Other	5.1%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	10.1%
AA	37.9%
A	24.6%
BBB	15.2%
BB or Lower	3.0%
N/R (not rated)	9.2%

Nuveen Investments	19

Holding Summaries as of November 30, 2014 (continued)

Nuveen Colorado Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	97.2%
Other Assets Less Liabilities	2.8%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	21.6%
Health Care	21.2%
Education and Civic Organizations	17.4%
Transportation	9.4%
U.S. Guaranteed	9.3%
Tax Obligation/General	7.9%
Other	13.2%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	9.6%
AA	35.6%
A	23.1%
BBB	14.0%
BB or Lower	2.8%
N/R (not rated)	14.9%

20	Nuveen Investments

Nuveen New Mexico Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	101.2%
Other Assets Less Liabilities	(1.2)%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	39.6%
Water and Sewer	14.7%
Education and Civic Organizations	12.9%
Health Care	10.0%
Tax Obligation/General	4.5%
Other	18.3%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	16.3%
AA	58.9%
A	11.9%
BBB	8.2%
N/R (not rated)	4.7%

Nuveen Investments	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2014.

The beginning of the period for the Funds is June 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Arizona Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,029.20	$1,024.20	$1,026.40	$1,030.00
Expenses Incurred During the Period	$4.37	$8.42	$7.16	$3.36
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.76	$1,016.75	$1,018.00	$1,021.76
Expenses Incurred During the Period	$4.36	$8.39	$7.13	$3.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.86%, 1.66%, 1.41% and 0.66% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Colorado Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,032.30	$1,028.40	$1,029.50	$1,033.30
Expenses Incurred During the Period	$4.33	$8.39	$7.17	$3.31
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.81	$1,016.80	$1,018.00	$1,021.81
Expenses Incurred During the Period	$4.31	$8.34	$7.13	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.65%, 1.41% and 0.65% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen New Mexico Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.80	$1,016.70	$1,018.10	$1,021.80
Expenses Incurred During the Period	$4.26	$8.29	$7.03	$3.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.86	$1,016.85	$1,018.10	$1,021.86
Expenses Incurred During the Period	$4.26	$8.29	$7.03	$3.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.64%, 1.39% and 0.64% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	23

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Arizona Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen New Mexico Municipal Bond Fund
To approve a new investment management agreement between each Trust and Nuveen Advisors, LLC.
For	4,113,339	6,435,006	4,143,201
Against	158,716	82,740	118,932
Abstain	113,273	178,219	83,391
Broker Non-Votes	977,143	1,933,707	727,006
Total	5,362,471	8,629,672	5,072,530

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	4,090,722	6,432,663	4,108,963
Against	150,390	81,681	122,015
Abstain	144,215	181,619	114,545
Broker Non-Votes	977,144	1,933,709	727,007
Total	5,362,471	8,629,672	5,072,530

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	4,054,188	6,414,670	4,037,415
Against	173,298	91,580	130,345
Abstain	157,841	189,714	177,764
Broker Non-Votes	977,144	1,933,708	727,006
Total	5,362,471	8,629,672	5,072,530

b. Revise the fundamental policy related to issuing senior securities.
For	4,066,441	6,408,100	4,038,631
Against	172,901	95,313	180,919
Abstain	145,982	192,551	125,974
Broker Non-Votes	977,147	1,933,708	727,006
Total	5,362,471	8,629,672	5,072,530

24	Nuveen Investments

	Nuveen Arizona Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen New Mexico Municipal Bond Fund
c. Revise the fundamental policy related to underwriting.
For	4,058,803	6,396,980	3,916,258
Against	156,642	102,269	123,261
Abstain	169,880	196,716	306,004
Broker Non-Votes	977,146	1,933,707	727,007
Total	5,362,471	8,629,672	5,072,530

d. Revise the fundamental policy related to the purchase and sale of real estate.
For	4,053,222	6,405,066	4,047,311
Against	172,304	87,159	178,506
Abstain	159,801	203,738	119,706
Broker Non-Votes	977,144	1,933,709	727,007
Total	5,362,471	8,629,672	5,072,530

e. Revise the fundamental policy related to diversification.
For	4,066,597	6,430,983	—
Against	164,286	81,677	—
Abstain	154,444	183,304	—
Broker Non-Votes	977,144	1,933,708	—
Total	5,362,471	8,629,672	—

f. Eliminate the fundamental policy related to permitted investments.
For	4,020,785	6,387,764	3,971,588
Against	190,132	91,202	254,229
Abstain	174,408	216,996	119,706
Broker Non-Votes	977,146	1,933,710	727,007
Total	5,362,471	8,629,672	5,072,530

g. Eliminate the fundamental policy related to pledging assets.
For	3,968,288	6,382,817	3,879,011
Against	240,571	105,192	261,210
Abstain	176,466	207,953	205,303
Broker Non-Votes	977,146	1,933,710	727,006
Total	5,362,471	8,629,672	5,072,530

h. Eliminate the fundamental policy related to investment in issuers whose shares are owned by the Fund’s Board Members or officers.
For	3,983,877	6,358,831	4,003,669
Against	244,394	134,920	180,904
Abstain	157,053	202,211	160,950
Broker Non-Votes	977,147	1,933,710	727,007
Total	5,362,471	8,629,672	5,072,530

Nuveen Investments	25

Shareholder Meeting Report (continued)

	Nuveen Arizona Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen New Mexico Municipal Bond Fund
i. Eliminate the fundamental policy related to short sales and purchases on margin.
For	3,984,571	6,378,688	3,881,278
Against	209,813	138,077	265,857
Abstain	190,940	179,199	198,389
Broker Non-Votes	977,147	1,933,708	727,006
Total	5,362,471	8,629,672	5,072,530

j. Eliminate the fundamental policy related to writing options.
For	3,994,726	6,379,807	3,888,522
Against	190,012	134,757	276,254
Abstain	200,587	181,399	180,748
Broker Non-Votes	977,146	1,933,709	727,006
Total	5,362,471	8,629,672	5,072,530

Approval of the Board Members was reached as follows:

William Adams IV
For	68,172,154	68,172,154	68,172,154
Withhold	1,559,735	1,559,735	1,559,735
Total	69,731,889	69,731,889	69,731,889

Robert P. Bremner
For	68,133,457	68,133,457	68,133,457
Withhold	1,598,432	1,598,432	1,598,432
Total	69,731,889	69,731,889	69,731,889

Jack B. Evans
For	68,183,658	68,183,658	68,183,658
Withhold	1,548,231	1,548,231	1,548,231
Total	69,731,889	69,731,889	69,731,889

William C. Hunter
For	68,173,031	68,173,031	68,173,031
Withhold	1,558,858	1,558,858	1,558,858
Total	69,731,889	69,731,889	69,731,889

David J. Kundert
For	68,152,083	68,152,083	68,152,083
Withhold	1,579,806	1,579,806	1,579,806
Total	69,731,889	69,731,889	69,731,889

John K. Nelson
For	68,192,308	68,192,308	68,192,308
Withhold	1,539,581	1,539,581	1,539,581
Total	69,731,889	69,731,889	69,731,889

William J. Schneider
For	68,170,572	68,170,572	68,170,572
Withhold	1,561,317	1,561,317	1,561,317
Total	69,731,889	69,731,889	69,731,889

26	Nuveen Investments

	Nuveen Arizona Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen New Mexico Municipal Bond Fund
Thomas S. Schreier, Jr.
For	68,179,627	68,179,627	68,179,627
Withhold	1,552,262	1,552,262	1,552,262
Total	69,731,889	69,731,889	69,731,889

Judith M. Stockdale
For	68,143,152	68,143,152	68,143,152
Withhold	1,588,737	1,588,737	1,588,737
Total	69,731,889	69,731,889	69,731,889

Carole E. Stone
For	68,103,800	68,103,800	68,103,800
Withhold	1,628,089	1,628,089	1,628,089
Total	69,731,889	69,731,889	69,731,889

Virginia L. Stringer
For	68,124,541	68,124,541	68,124,541
Withhold	1,607,348	1,607,348	1,607,348
Total	69,731,889	69,731,889	69,731,889

Terence J. Toth
For	68,159,372	68,159,372	68,159,372
Withhold	1,572,517	1,572,517	1,572,517
Total	69,731,889	69,731,889	69,731,889

Nuveen Investments	27

Nuveen Arizona Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.1%

	MUNICIPAL BONDS – 100.1%

	Consumer Staples – 0.8%

$615	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/15 at 100.00	BBB+	$616,962

	Education and Civic Organizations – 15.9%

2,080	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Bonds, Series 2013A, 5.000%, 7/01/43	No Opt. Call	AA	2,319,387

1,125	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	1,270,676

460	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	501,947

1,355	Northern Arizona University, System Revenue Refunding Bonds, Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	AA–	1,477,980

400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	418,236

220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB–	229,621

165	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BB	176,967

215	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	215,688

1,125	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (4)	6/22 at 100.00	A+	1,201,478

1,025	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	1,025,656

280	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	315,104

215	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	211,797

300	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BB+	313,542

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BB+	256,353
145	6.000%, 6/01/36	6/16 at 100.00	BB+	147,259

1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	1,055,420

470	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	528,017

250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA–	295,345

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$575	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	$676,085
11,655	Total Education and Civic Organizations			12,636,558

	Health Care – 20.5%

1,335	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	1,441,052

1,770	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	1,915,193

500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA–	557,340

500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA	537,145

1,460	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	1,568,098

700	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	A–	715,029

1,035	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	A–	1,072,074

1,415	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,500,494

1,025	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA	1,115,651

650	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005, 5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB	657,709

1,200	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	BBB	1,215,672

1,200	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB	1,417,368

580	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Northern Arizona Healthcare System, Refunding Series 2011, 5.250%, 10/01/26	10/21 at 100.00	AA	668,966

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
500	5.000%, 8/01/20	No Opt. Call	Baa1	556,910
750	5.250%, 8/01/33	8/23 at 100.00	Baa1	836,145

500	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.250%, 8/01/32	8/24 at 100.00	A–	574,805
15,120	Total Health Care			16,349,651

	Housing/Multifamily – 2.7%

2,180	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (Mandatory put 11/01/21) (Alternative Minimum Tax)	2/15 at 100.00	N/R	2,181,112

	Long-Term Care – 0.3%

220	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	236,909

Nuveen Investments	29

Nuveen Arizona Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 13.2%

$765	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	AA–	$906,762

860	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	945,020

425	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B, 1.000%, 7/01/30	7/23 at 100.00	Aa1	491,683

2,715	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Series 2008C, 5.000%, 7/01/27	7/18 at 100.00	A1	3,034,823

335	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	407,089

1,125	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,282,613

500	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project of 2011, Series 2013B, 5.000%, 7/01/32 – BAM Insured	7/23 at 100.00	AA	560,940

1,000	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/21	1/15 at 100.00	A–	1,003,950

1,000	Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16	No Opt. Call	AA	1,086,390

	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series2014B:
360	4.500%, 7/01/33	7/24 at 100.00	AA–	398,225
335	4.500%, 7/01/34	7/24 at 100.00	AA–	368,825
9,420	Total Tax Obligation/General			10,486,320

	Tax Obligation/Limited – 23.7%

330	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	357,588

1,000	Arizona State Transportation Board, Highway Revenue Bonds, Subordinate Series 2013A, 5.000%, 7/01/38	7/22 at 100.00	AA+	1,131,590

875	Arizona State Transportation Board, Transportation Excise Tax Revenue Bonds, Maricopa County Regional Area Road Fund, Series 2010, 5.000%, 7/01/16	No Opt. Call	AA+	940,179

2,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/26 – AGC Insured	4/20 at 100.00	AA	2,282,900

345	Buckeye, Arizona, Festival Ranch Community Facilities District General Obligation Bonds, Series 2012, 5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	383,126

614	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	616,321

145	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	150,838

498	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	515,385

665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27	7/17 at 100.00	N/R	707,148

264	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	1/15 at 100.00	N/R	264,797

1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,114,010

500	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgment Series 2011A, 4.750%, 7/01/36	7/17 at 100.00	AA	517,285

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$914	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	$929,364

590	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	651,620

900	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/32	7/22 at 100.00	AA+	1,014,534

300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	341,409

810	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	No Opt. Call	A+	884,455

1,000	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	1,044,190

	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series2014A:
600	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	670,440
900	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	995,634

	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27	7/17 at 100.00	N/R	270,281
310	6.050%, 7/15/32	7/17 at 100.00	N/R	314,886

1,500	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	1,677,975

420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	480,283

555	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	563,902

100	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	102,522
17,400	Total Tax Obligation/Limited			18,922,662

	Transportation – 1.4%

1,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	1,137,870

	U.S. Guaranteed – 8.0% (5)

2,000	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa3 (5)	2,350,980

890	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	931,590

1,670	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	A+ (5)	1,717,729

1,270	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/25 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	1,364,183
5,830	Total U.S. Guaranteed			6,364,482

	Utilities – 6.4%

1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA	1,042,310

Nuveen Investments	31

Nuveen Arizona Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB+	$667,687

1,000	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A	1,118,100

1,300	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	1,485,835

830	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	768,431
4,795	Total Utilities			5,082,363

	Water and Sewer – 7.2%

1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	1/15 at 100.00	BBB+	1,006,407

1,000	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/30 – SYNCORA GTY Insured	7/16 at 100.00	BBB+	1,021,050

500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	579,750

500	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	A–	563,440

585	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	696,109

1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/27	7/22 at 100.00	AA–	1,173,770

645	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	4/17 at 100.00	A–	661,738
5,235	Total Water and Sewer			5,702,264
$73,470	Total Long-Term Investments (cost $74,879,655)			79,717,153
	Floating Rate Obligations – (1.1)%			(845,000)
	Other Assets Less Liabilities – 1.0%			772,356
	Net Assets – 100%			$79,644,509

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Colorado Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.2%

	MUNICIPAL BONDS – 97.2%

	Education and Civic Organizations – 16.9%

	Adams State College, Alamosa, Colorado, Auxiliary Facilities Revenue Bonds, Improvement Series 2009A:
$1,365	5.500%, 5/15/34	5/19 at 100.00	Aa2	$1,529,633
1,000	5.500%, 5/15/39	5/19 at 100.00	Aa2	1,120,610

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	1,112,920

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/17 at 100.00	AA	1,012,110

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 5.250%, 6/15/29	6/17 at 100.00	A	520,520

505	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	589,128

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012, 4.000%, 7/15/27	7/22 at 100.00	A	512,640

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	525,445

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44	1/24 at 100.00	A	538,900

450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/33	No Opt. Call	BB+	455,625

350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Parker Core Knowledge Charter School, Series 2010, 5.000%, 11/01/37	11/20 at 100.00	BBB–	363,612

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB	1,048,910

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.125%, 7/01/34	7/24 at 100.00	BB+	522,720

945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,072,452

500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2010, 5.125%, 10/01/39	10/19 at 100.00	A	537,605

1,000	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Refunding Bonds, Vail Mountain School Project, Series 2010, 6.125%, 5/01/40	5/20 at 100.00	BBB–	1,067,190

1,000	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012B, 5.000%, 9/01/33	9/22 at 100.00	A+	1,107,180

500	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Johnson & Wales University Project, Series 2013A, 5.250%, 4/01/43	4/23 at 100.00	A2	561,455

Nuveen Investments	33

Nuveen Colorado Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Refunding Series 2007:
$220	4.750%, 12/01/14 – RAAI Insured	No Opt. Call	N/R	$220,064
230	4.750%, 12/01/15 – RAAI Insured	No Opt. Call	N/R	236,967
250	4.850%, 12/01/25 – RAAI Insured	12/17 at 100.00	N/R	256,145

1,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/43	No Opt. Call	Aa2	1,275,140

1,300	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2013C, 5.000%, 3/01/44	3/23 at 100.00	Aa3	1,446,133

645	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2014B-1, 4.000%, 6/01/34	6/24 at 100.00	AA+	681,320

500	University of Colorado, Enterprise System Revenue Bonds, Series 2009A, 5.375%, 6/01/32	6/19 at 100.00	AA+	580,725

1,095	Western State College of Colorado Board of Trustees, Revenue Bonds, Series 2009, 5.000%, 5/15/34	5/19 at 100.00	Aa2	1,184,659
18,355	Total Education and Civic Organizations			20,079,808

	Health Care – 20.6%

1,070	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.250%, 5/15/26 – AGM Insured	5/19 at 100.00	AA	1,180,734

2,190	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Series 2012, 5.000%, 10/01/42	10/22 at 100.00	A	2,380,595

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2006D, 5.125%, 11/15/29	11/16 at 100.00	Aa2	1,071,930

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	5.125%, 10/01/17	No Opt. Call	A+	560,630
1,000	6.250%, 10/01/33	10/18 at 100.00	A+	1,161,400

1,645	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	A+	1,789,892

1,480	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.000%, 7/01/38	No Opt. Call	A+	1,618,824

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
1,510	5.250%, 1/01/40	1/23 at 100.00	A+	1,701,559
2,000	5.250%, 1/01/45	1/23 at 100.00	A+	2,243,219

1,445	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	1,594,485

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2013A, 5.000%, 1/01/44	1/24 at 100.00	AA–	557,750

1,405	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	A–	1,541,313

950	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	982,034

325	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.625%, 12/01/24 – RAAI Insured	12/16 at 100.00	Baa2	328,231

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$585	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	AA–	$589,235

1,565	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – AGM Insured	9/18 at 102.00	AA	1,734,255

	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010:
515	5.500%, 9/01/25	3/20 at 100.00	BBB–	542,738
600	5.500%, 9/01/30	3/20 at 100.00	BBB–	626,490

250	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2014A, 5.000%, 12/01/39	12/23 at 100.00	BBB+	269,538

200	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	213,700

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/15 at 100.00	BBB–	507,285

755	Salida Hospital District, Colorado, Revenue Bonds, Series 2006, 5.250%, 10/01/36	10/16 at 100.00	N/R	760,338

500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	AA–	515,555
22,490	Total Health Care			24,471,730

	Housing/Multifamily – 1.5%

	Colorado Educational and Cultural Facilities Authority, Student Housing Revenue Refunding Bonds Campus Village Apartments Project, Series 2008:
810	5.000%, 6/01/22	8/18 at 100.00	A	896,459
50	5.500%, 6/01/38	8/18 at 100.00	A	55,392

	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007:
485	4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	A2	502,009
280	5.200%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	A2	304,693
1,625	Total Housing/Multifamily			1,758,553

	Housing/Single Family – 0.3%

375	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2011A-A, 4.850%, 11/01/26	5/21 at 100.00	Aaa	409,226

	Industrials – 0.2%

250	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	283,665

	Long-Term Care – 4.1%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	557,520

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A, 5.750%, 1/01/26	1/17 at 100.00	N/R	102,705

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 7.000%, 6/01/42	6/22 at 100.00	N/R	536,100

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	1,060,910

200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	225,394

Nuveen Investments	35

Nuveen Colorado Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB+	$858,874

400	Colorado Health Facilities Authority, Health and Residential Care Facilities Revenue Bonds, Volunteers of America Care Facilities Obligated Group Projects, Series 2007A, 5.000%, 7/01/15	1/15 at 100.00	N/R	401,812

	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005:
500	5.000%, 12/01/16	12/15 at 100.00	BBB+	520,400
200	5.250%, 12/01/25	12/15 at 100.00	BBB+	206,284

315	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2004A, 5.250%, 6/01/34	12/14 at 100.00	BBB+	316,147

100	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	101,664
4,595	Total Long-Term Care			4,887,810

	Tax Obligation/General – 7.7%

2,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2	2,391,419

2,000	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General Obligation Bonds, Series 2009, 5.000%, 12/15/33	12/18 at 100.00	AA	2,263,779

505	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	AA	610,868

	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Refunding Series 2014A:
1,000	4.000%, 12/01/32	No Opt. Call	Aa2	1,058,810
1,000	4.000%, 12/01/33	No Opt. Call	Aa2	1,053,580

1,040	Platte Valley Fire Protection District, Colorado, Certificates of Participation, Series 2012, 5.000%, 12/01/46	12/21 at 100.00	Baa1	1,094,298

	Rio Blanco County School District RE-001 Meeker, Colorado, General Obligation Bonds, Series 2008:
500	5.250%, 12/01/22	12/18 at 100.00	Aa2	573,410
45	5.250%, 12/01/24	12/18 at 100.00	Aa2	51,399
8,090	Total Tax Obligation/General			9,097,563

	Tax Obligation/Limited – 21.0%

1,340	Belle Creek Metropolitan District 1, Adams County, Colorado, General Obligation Refunding Bonds, Series 2011, 6.000%, 12/01/26	12/20 at 100.00	BB+	1,508,451

500	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	513,690

500	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.625%, 12/01/38	12/23 at 100.00	BBB	578,350

130	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	131,438

1,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	AA	1,122,600

2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,892,040

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$500	Denver West Promenade Metropolitan District, Colorado, General Obligation Bonds, Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	$497,845

	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
225	6.125%, 12/01/19	No Opt. Call	N/R	247,217
440	6.625%, 12/01/24	12/19 at 100.00	N/R	476,436
800	6.875%, 12/01/30	12/19 at 100.00	N/R	863,344

1,000	Erie, Colorado, Certificates of Participation, Series 2010, 5.000%, 11/01/37 (WI/DD, Settling 12/01/14)	11/24 at 100.00	AA	1,127,960

500	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	556,245

500	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	No Opt. Call	N/R	505,420

500	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	502,920

500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	527,330

835	Garfield County Public Library District, Colorado, Certificates of Participation, Regional Lease Purchase Financing Program, Series 2009, 5.375%, 12/01/27	12/19 at 100.00	A	924,871

500	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	503,530

335	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.200%, 12/01/32	12/22 at 100.00	N/R	363,867

330	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB	336,359

340	Lone Tree, Colorado, Sales & Use Tax Revenue Bonds, Recreation Projects Series 2008A, 5.000%, 12/01/20	12/18 at 100.00	AA	387,763

1,000	Montrose County, Colorado, Certificates of Participation, Series 2014, 5.000%, 12/01/34	12/24 at 100.00	BBB	1,081,380

295	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.250%, 12/15/18 – ACA Insured	12/16 at 100.00	N/R	298,457

2,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	2,326,739

	Park Meadows Business Improvement District, Colorado, Sales Tax Revenue Bonds, Series 2007:
110	5.000%, 12/01/17	No Opt. Call	N/R	118,027
475	5.300%, 12/01/27	12/17 at 100.00	N/R	502,436

1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	1,214,064

500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40	12/22 at 100.00	N/R	520,680

1,000	Pueblo, Colorado, Certificates of Participation, Police Complex Project, Series 2008, 5.500%, 8/15/23 – AGC Insured	8/18 at 100.00	AA	1,147,080

1,000	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010B, 5.000%, 12/01/40	12/20 at 100.00	A	1,094,530

Nuveen Investments	37

Nuveen Colorado Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,015	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	N/R	$1,038,873

1,460	Tower Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	N/R	1,467,329

500	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014A, 4.000%, 12/01/34 – BAM Insured	12/24 at 100.00	AA	524,620
23,330	Total Tax Obligation/Limited			24,901,891

	Transportation – 9.2%

500	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (Alternative Minimum Tax)	1/23 at 100.00	BBB–	537,410

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/29	11/20 at 100.00	A+	1,113,200

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2009A, 5.000%, 11/15/31	11/19 at 100.00	A+	1,120,490

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 11/15/33	11/23 at 100.00	A	1,151,490

300	E-470 Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2007D-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	AA–	310,305

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,595	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,527,914
1,135	0.000%, 9/01/19 – NPFG Insured	No Opt. Call	AA–	1,029,366
1,530	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	1,260,154

700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	AA–	724,045

660	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Improvement Series 2006B, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R	680,704

750	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	824,198

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
75	5.000%, 7/15/22	7/20 at 100.00	Baa3	84,579
440	5.375%, 7/15/25	7/20 at 100.00	Baa3	496,184
10,685	Total Transportation			10,860,039

	U.S. Guaranteed – 9.0% (4)

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008:
300	5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	353,988
135	5.500%, 12/01/25 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	159,295

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ridgeview Classical Schools, Series 2005A, 5.500%, 8/15/25 (Pre-refunded 8/15/15) – SYNCORA GTY Insured	8/15 at 100.00	A (4)	1,037,820

530	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	Aaa	617,090

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008:
$425	5.500%, 11/01/19 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	$499,885
1,255	5.500%, 11/01/27 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	1,476,131

240	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 5.200%, 11/01/27 (Pre-refunded 11/01/17) – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	Aaa	270,624

1,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2009A, 5.000%, 12/01/28 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+ (4)	1,170,430

	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Series 2009:
1,000	5.250%, 12/01/26 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,169,280
1,835	5.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	2,145,629

105	Rio Blanco County School District RE-001 Meeker, Colorado, General Obligation Bonds, Series 2008, 5.250%, 12/01/24 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	122,639

335	University of Colorado, Enterprise System Revenue Bonds, Series 2009A, 5.750%, 6/01/28 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+ (4)	403,441

1,000	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 7.500%, 12/01/39, 144A (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	1,254,450
9,160	Total U.S. Guaranteed			10,680,702

	Utilities – 3.2%

1,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2010, 6.125%, 10/01/40	10/20 at 100.00	BBB–	1,096,300

215	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB–	226,208

1,200	Colorado Springs, Colorado, Utility System Revenue Bonds, Improvement Series 2008C, 5.500%, 11/15/48	11/18 at 100.00	AA	1,357,824

870	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A	1,117,950
3,285	Total Utilities			3,798,282

	Water and Sewer – 3.5%

715	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 – AGM Insured	9/21 at 100.00	AA	791,941

765	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, City of Fountain, Electric, Water & Wastewater Utility Enterprise Project, Series 2014A, 4.000%, 9/01/32 – BAM Insured	9/24 at 100.00	AA	799,257

500	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Donala Water and Sanitation District Project, Series 2011C, 5.000%, 9/01/36	9/21 at 100.00	AA–	557,660

1,000	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Steamboat Springs Utilities Fund, Series 2011B, 4.125%, 8/01/26	8/21 at 100.00	Aa3	1,074,880

Nuveen Investments	39

Nuveen Colorado Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$800	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Water Revenue Bonds, Series 2009, 5.000%, 12/01/34 – AGC Insured	12/19 at 100.00	AA	$915,272
3,780	Total Water and Sewer			4,139,010
$106,020	Total Long-Term Investments (cost $105,529,505)			115,368,279
	Other Assets Less Liabilities – 2.8%			3,339,104
	Net Assets – 100%			$118,707,383

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

WI/DD	Investment, or portion of investment, purchased on a when-issued/delayed delivery basis.

(ETM)	Escrowed to maturity.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

40	Nuveen Investments

Nuveen New Mexico Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 101.2%

	MUNICIPAL BONDS – 101.2%

	Education and Civic Organizations – 13.1%

$3,000	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Academy Project, Refunding and improvement Series 2010, 5.375%, 9/01/35	9/20 at 100.00	A+	$3,333,840

1,400	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2011, 5.000%, 7/01/31	7/21 at 100.00	A+	1,526,490

750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/14 at 100.00	BBB–	650,550

2,035	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	2,331,235

750	University of New Mexico, Revenue Bonds, Refunding Subordinate Lien System Series 2012, 5.000%, 6/01/32	6/21 at 100.00	AA	852,083

1,000	University of New Mexico, Revenue Bonds, Subordinate Lien System Series 2014C, 5.000%, 6/01/35 (WI/DD, Settling 12/02/14)	6/24 at 100.00	AA	1,154,090

1,000	University of New Mexico, Revenue Bonds, System Improvement Subordinated Lien Series 2007A, 5.000%, 6/01/25 – AGM Insured	6/17 at 100.00	AA	1,096,230
9,935	Total Education and Civic Organizations			10,944,518

	Health Care – 10.1%

1,500	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	12/14 at 100.00	A3	1,504,290

1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	1,051,500

460	Massachusetts Development Finance Agency Revenue Bonds, Children’s Hospital Issue, Series 2014P, 5.000%, 10/01/46	10/24 at 100.00	AA	521,723

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008A, 6.375%, 8/01/32	8/18 at 100.00	AA	2,311,940

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2009, 5.000%, 8/01/39	8/19 at 100.00	AA	2,191,020

800	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2012A, 5.000%, 8/01/42	8/22 at 100.00	AA	876,448
7,760	Total Health Care			8,456,921

	Housing/Multifamily – 3.5%

1,805	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AA	1,951,025

1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,015,290
2,805	Total Housing/Multifamily			2,966,315

	Housing/Single Family – 3.9%

905	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2009-B2, 5.250%, 9/01/34	3/19 at 100.00	AA+	957,372

Nuveen Investments	41

Nuveen New Mexico Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$310	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2011B, 5.000%, 3/01/28	3/21 at 100.00	AA+	$328,209

635	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2012A, 4.125%, 9/01/42	3/22 at 100.00	AA+	650,996

290	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AA+	292,993

400	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AA+	404,740

280	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AA+	289,271

340	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2008D-2, 5.500%, 7/01/39	7/18 at 100.00	AA+	354,695
3,160	Total Housing/Single Family			3,278,276

	Long-Term Care – 2.5%

1,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	1,065,230

1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/42	No Opt. Call	BBB–	1,014,910
2,000	Total Long-Term Care			2,080,140

	Tax Obligation/General – 4.6%

1,295	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, School Building Series 2014A, 4.000%, 8/01/28	8/23 at 100.00	Aa1	1,403,871

1,000	Hobbs Municipal School District 33, Lea County, New Mexico, General Obligation Bonds, School Series 2014A, 5.000%, 9/15/28 (WI/DD, Settling 12/16/14)	9/24 at 100.00	Aa1	1,186,500

1,000	Taos Municipal School District, Taos County, New Mexico, General Obligation Bonds, Refunding Series 2014, 5.000%, 9/01/27	9/24 at 100.00	Aa1	1,217,990
3,295	Total Tax Obligation/General			3,808,361

	Tax Obligation/Limited – 40.1%

600	Albuquerque, New Mexico Gross Receipts Tax Revenue Bonds, Improvement Series 2013, 5.000%, 7/01/28	7/23 at 100.00	AAA	714,552

1,450	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA	1,819,678

490	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	525,716

1,050	Cibola County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	A2	1,082,592

1,000	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 4.650%, 11/01/29 – CIFG Insured	11/16 at 100.00	BBB+	1,007,780

1,000	Curry County, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Series 2014, 5.000%, 12/01/36 (WI/DD, Settling 12/23/14) – BAM Insured	12/24 at 100.00	AA	1,135,220

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
900	5.000%, 1/01/31	1/22 at 100.00	A	1,001,124
500	5.250%, 1/01/36	1/22 at 100.00	A	557,005

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,575	Los Alamos County Incorporated, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/21	No Opt. Call	AA+	$1,878,912

810	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.000%, 10/01/33	10/23 at 100.00	N/R	873,707

465	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	480,461

1,500	New Mexico Finance Authority, State Transportation Revenue Bonds, Senior Lien, Refunding Series 2012, 4.000%, 6/15/26	No Opt. Call	AAA	1,650,975

2,320	New Mexico Finance Authority, State Transportation Revenue Bonds, State Transportation Commission Series 2014A, 5.000%, 6/15/32	6/24 at 100.00	AA	2,737,507

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,857,678

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2010A:
1,095	5.000%, 6/01/24	6/20 at 100.00	AA	1,291,815
1,255	5.000%, 6/01/25	6/20 at 100.00	AA	1,480,574

1,245	Santa Fe, New Mexico, Gross Receipts Sales Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	1,328,241

1,000	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2014, 5.000%, 6/01/29	6/24 at 100.00	AA+	1,196,840

1,240	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding & Improvement Series 2012A, 5.000%, 6/01/26	6/21 at 100.00	AA+	1,424,673

1,000	State of New Mexico, State Severance Tax Revenue Bonds, Series 2009A, 5.000%, 7/01/18	No Opt. Call	Aa1	1,145,910

600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	10/18 at 100.00	N/R	595,266

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	2,232,420

1,765	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,939,400

500	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	No Opt. Call	N/R	532,505
29,360	Total Tax Obligation/Limited			33,490,551

	U.S. Guaranteed – 4.4% (4)

2,000	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2006A, 5.000%, 7/01/26 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA+ (4)	2,147,320

1,000	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/23 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa3 (4)	1,024,680

500	Sandoval County, New Mexico, Incentive Payment Revenue Bonds, Intel Corporation Project, Series 2005, 5.000%, 6/01/20 (Pre-refunded 6/01/15)	6/15 at 100.00	A+ (4)	512,290
3,500	Total U.S. Guaranteed			3,684,290

	Utilities – 4.2%

1,100	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB	1,228,304

Nuveen Investments	43

Nuveen New Mexico Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	$1,098,250

1,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	1,152,930
3,100	Total Utilities			3,479,484

	Water and Sewer – 14.8%

855	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 7/01/26	7/24 at 100.00	AA+	1,038,722

4,000	Albuquerque Bernalillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA+	4,439,560

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005C, 5.000%, 6/15/25 – AMBAC Insured	6/15 at 100.00	Aa2	1,025,300

3,500	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2006B, 5.000%, 6/01/36 – NPFG Insured	6/16 at 100.00	AAA	3,683,365

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2007E, 5.000%, 6/01/29 – NPFG Insured	6/17 at 100.00	AAA	1,083,640

1,000	Santa Fe, New Mexico Water Utility System Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009, 5.000%, 6/01/27	6/19 at 100.00	AAA	1,141,820
11,355	Total Water and Sewer			12,412,407
$76,270	Total Long-Term Investments (cost $79,703,872)			84,601,263
	Other Assets Less Liabilities – (1.2)%			(985,195)
	Net Assets – 100%			$83,616,068

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

WI/DD	Investment, or portion of investment, purchased on a when-issued/delayed delivery basis.

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of

Assets and Liabilities	November 30, 2014 (Unaudited)

	Arizona	Colorado	New Mexico
Assets
Long-term investments, at value (cost $74,879,655, $105,529,505 and $79,703,872, respectively)	$79,717,153	$115,368,279	$84,601,263
Cash	—	2,458,258	1,246,279
Receivable for:
Interest	1,501,151	1,746,467	1,382,497
Investments sold	635,000	1,245,000	5,063
Shares sold	65,365	238,988	51,529
Other assets	5,050	1,554	1,753
Total assets	81,923,719	121,058,546	87,288,384
Liabilities
Cash overdraft	1,136,714	—	—
Floating rate obligations	845,000	—	—
Payable for:
Dividends	95,919	110,946	49,318
Investments purchased	—	1,829,213	3,451,430
Shares redeemed	118,188	299,024	81,332
Accrued expenses:
Management fees	34,150	51,053	35,310
Trustees fees	839	1,180	866
12b-1 distribution and service fees	12,759	16,849	19,058
Other	35,641	42,898	35,002
Total liabilities	2,279,210	2,351,163	3,672,316
Net assets	$79,644,509	$118,707,383	$83,616,068
Class A Shares
Net assets	$42,635,706	$48,980,074	$50,741,881
Shares outstanding	3,951,817	4,546,140	4,850,315
Net asset value (“NAV”) per share	$10.79	$10.77	$10.46
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$11.26	$11.24	$10.92
Class C Shares
Net assets	$524,254	$1,427,670	$554,140
Shares outstanding	48,623	132,938	52,914
NAV and offering price per share	$10.78	$10.74	$10.47
Class C2 Shares
Net assets	$8,838,036	$11,187,006	$16,456,327
Shares outstanding	819,231	1,041,213	1,571,651
NAV and offering price per share	$10.79	$10.74	$10.47
Class I Shares
Net assets	$27,646,513	$57,112,633	$15,863,720
Shares outstanding	2,557,388	5,310,893	1,507,394
NAV and offering price per share	$10.81	$10.75	$10.52
Net assets consist of:
Capital paid-in	$78,451,060	$110,055,959	$81,369,903
Undistributed (Over-distribution of) net investment income	152,528	409,824	71,440
Accumulated net realized gain (loss)	(3,796,577)	(1,597,174)	(2,722,666)
Net unrealized appreciation (depreciation)	4,837,498	9,838,774	4,897,391
Net assets	$79,644,509	$118,707,383	$83,616,068
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of

Operations	Six Months Ended November 30, 2014 (Unaudited)

	Arizona	Colorado	New Mexico
Investment Income	$1,847,454	$2,700,139	$1,716,619
Expenses
Management fees	206,241	302,193	214,686
12b-1 service fees – Class A Shares	42,852	49,171	50,418
12b-1 distribution and service fees – Class C Shares	1,163	3,993	2,150
12b-1 distribution and service fees – Class C2 Shares	33,842	42,665	64,972
Interest expense	2,292	—	—
Shareholder servicing agent fees and expenses	14,138	20,272	11,441
Custodian fees and expenses	9,767	13,722	9,206
Trustees fees and expenses	1,560	2,111	1,607
Professional fees	13,623	12,989	13,702
Shareholder reporting expenses	10,298	15,001	9,741
Federal and state registration fees	4,717	2,469	2,858
Other expenses	2,379	3,123	2,241
Total expenses	342,872	467,709	383,022
Net investment income (loss)	1,504,582	2,232,430	1,333,597
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	18,549	(189,553)	74,662
Change in net unrealized appreciation (depreciation) of investments	820,823	1,616,086	281,251
Net realized and unrealized gain (loss)	839,372	1,426,533	355,913
Net increase (decrease) in net assets from operations	$2,343,954	$3,658,963	$1,689,510

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Arizona		Colorado		New Mexico
	Six Months Ended 11/30/14	Year Ended 5/31/14	Six Months Ended 11/30/14	Year Ended 5/31/14	Six Months Ended 11/30/14	Year Ended 5/31/14
Operations
Net investment income (loss)	$1,504,582	$3,146,095	$2,232,430	$4,746,540	$1,333,597	$2,731,438
Net realized gain (loss) from investments	18,549	(2,179,340)	(189,553)	(1,091,679)	74,662	(2,727,683)
Change in net unrealized appreciation (depreciation) of investments	820,823	(503,863)	1,616,086	(1,450,302)	281,251	(392,114)
Net increase (decrease) in net assets from operations	2,343,954	462,892	3,658,963	2,204,559	1,689,510	(388,359)
Distributions to Shareholders
From net investment income:
Class A(1)	(795,586)	(1,732,420)	(920,978)	(2,000,760)	(795,180)	(1,669,070)
Class C(2)	(3,289)	(733)	(11,660)	(2,695)	(5,013)	(585)
Class C2(3)	(142,509)	(342,672)	(182,295)	(425,737)	(228,644)	(576,759)
Class I	(541,696)	(1,094,481)	(1,028,718)	(2,033,938)	(256,230)	(408,920)
Decrease in net assets from distributions to shareholders	(1,483,080)	(3,170,306)	(2,143,651)	(4,463,130)	(1,285,067)	(2,655,334)
Fund Share Transactions
Proceeds from sale of shares	10,120,243	17,851,580	23,039,090	19,380,537	3,927,492	10,840,593
Proceeds from shares issued to shareholders due to reinvestment of distributions	875,438	1,847,149	1,459,326	2,707,423	990,150	1,982,917
	10,995,681	19,698,729	24,498,416	22,087,960	4,917,642	12,823,510
Cost of shares redeemed	(9,282,262)	(28,195,112)	(17,590,864)	(49,024,259)	(4,708,725)	(23,998,793)
Net increase (decrease) in net assets from Fund share transactions	1,713,419	(8,496,383)	6,907,552	(26,936,299)	208,917	(11,175,283)
Net increase (decrease) in net assets	2,574,293	(11,203,797)	8,422,864	(29,194,870)	613,360	(14,218,976)
Net assets at the beginning of period	77,070,216	88,274,013	110,284,519	139,479,389	83,002,708	97,221,684
Net assets at the end of period	$79,644,509	$77,070,216	$118,707,383	$110,284,519	$83,616,068	$83,002,708
Undistributed (Over-distribution of) net investment income at the end of period	$152,528	$131,026	$409,824	$321,045	$71,440	$22,910

(1)	Includes distributions to shareholders of Colorado’s Class B Shares for the fiscal year ended May 31, 2014. Class B Shares of Colorado converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class C Shares were established and commenced operations on February 10, 2014.

(3)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial

Highlights (Unaudited)

Arizona

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2015(g)	$10.68	$0.20	$0.11	$0.31	$(0.20)	$—	$(0.20)	$10.79
2014	10.97	0.42	(0.29)	0.13	(0.42)	—	(0.42)	10.68
2013	11.03	0.43	(0.06)	0.37	(0.43)	—	(0.43)	10.97
2012	10.27	0.44	0.76	1.20	(0.44)	—	(0.44)	11.03
2011	10.42	0.45	(0.15)	0.30	(0.45)	—	(0.45)	10.27
2010	9.82	0.44	0.61	1.05	(0.45)	—	(0.45)	10.42
Class C (02/14)
2015(g)	10.68	0.15	0.11	0.26	(0.16)	—	(0.16)	10.78
2014(e)	10.42	0.04	0.32	0.36	(0.10)	—	(0.10)	10.68
Class C2 (02/94)(f)
2015(g)	10.68	0.17	0.11	0.28	(0.17)	—	(0.17)	10.79
2014	10.97	0.36	(0.29)	0.07	(0.36)	—	(0.36)	10.68
2013	11.02	0.36	(0.05)	0.31	(0.36)	—	(0.36)	10.97
2012	10.26	0.38	0.76	1.14	(0.38)	—	(0.38)	11.02
2011	10.41	0.40	(0.16)	0.24	(0.39)	—	(0.39)	10.26
2010	9.81	0.39	0.61	1.00	(0.40)	—	(0.40)	10.41
Class I (02/97)
2015(g)	10.70	0.21	0.11	0.32	(0.21)	—	(0.21)	10.81
2014	10.99	0.44	(0.29)	0.15	(0.44)	—	(0.44)	10.70
2013	11.04	0.45	(0.05)	0.40	(0.45)	—	(0.45)	10.99
2012	10.27	0.46	0.77	1.23	(0.46)	—	(0.46)	11.04
2011	10.43	0.47	(0.16)	0.31	(0.47)	—	(0.47)	10.27
2010	9.82	0.46	0.62	1.08	(0.47)	—	(0.47)	10.43

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.92%	$42,636	0.87	%*	0.86	%*	3.75	%*	7%
1.36	42,382	0.89		0.88		3.99		10
3.36	49,239	0.88		0.87		3.84		3
11.96	45,209	0.90		0.90		4.10		4
2.94	38,379	0.89		0.89		4.39		6
10.89	46,701	0.89		0.89		4.34		2

2.42	524	1.67	*	1.66	*	2.82	*	7
3.47	93	1.69	*	1.68	*	3.06	*	10

2.64	8,838	1.42	*	1.41	*	3.21	*	7
0.77	9,138	1.44		1.43		3.44		10
2.85	11,637	1.42		1.41		3.29		3
11.34	9,677	1.45		1.45		3.55		4
2.35	7,104	1.44		1.44		3.83		6
10.31	7,531	1.44		1.44		3.79		2

3.00	27,647	0.67	*	0.66	*	3.94	*	7
1.53	25,458	0.69		0.68		4.18		10
3.61	27,398	0.68		0.67		4.04		3
12.24	19,968	0.70		0.70		4.30		4
3.02	13,625	0.69		0.69		4.59		6
11.19	12,885	0.69		0.69		4.54		2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (Unaudited) (continued)

Colorado

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2015(h)	$10.63	$0.21	$0.13	$0.34	$(0.20)	$—	$(0.20)	$10.77
2014	10.70	0.42	(0.09)	0.33	(0.40)	—	(0.40)	10.63
2013	10.66	0.40	0.04	0.44	(0.40)	—	(0.40)	10.70
2012	9.89	0.42	0.78	1.20	(0.43)	—	(0.43)	10.66
2011	10.07	0.44	(0.19)	0.25	(0.43)	—	(0.43)	9.89
2010	9.48	0.44	0.58	1.02	(0.43)	—	(0.43)	10.07
Class C (02/14)
2015(h)	10.60	0.16	0.14	0.30	(0.16)	—	(0.16)	10.74
2014(f)	10.26	0.06	0.38	0.44	(0.10)	—	(0.10)	10.60
Class C2 (02/97)(g)
2015(h)	10.60	0.18	0.13	0.31	(0.17)	—	(0.17)	10.74
2014	10.66	0.36	(0.08)	0.28	(0.34)	—	(0.34)	10.60
2013	10.63	0.34	0.03	0.37	(0.34)	—	(0.34)	10.66
2012	9.86	0.37	0.78	1.15	(0.38)	—	(0.38)	10.63
2011	10.05	0.38	(0.19)	0.19	(0.38)	—	(0.38)	9.86
2010	9.45	0.38	0.60	0.98	(0.38)	—	(0.38)	10.05
Class I (02/97)
2015(h)	10.61	0.22	0.13	0.35	(0.21)	—	(0.21)	10.75
2014	10.67	0.44	(0.08)	0.36	(0.42)	—	(0.42)	10.61
2013	10.64	0.42	0.03	0.45	(0.42)	—	(0.42)	10.67
2012	9.86	0.44	0.79	1.23	(0.45)	—	(0.45)	10.64
2011	10.05	0.46	(0.20)	0.26	(0.45)	—	(0.45)	9.86
2010	9.45	0.45	0.60	1.05	(0.45)	—	(0.45)	10.05

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.23%	$48,980	0.85	%*	0.85	%*	3.89	%*	0.85	%*	0.85	%*	3.89	%*	5%
3.27	51,042	0.87		0.87		4.11		0.87		0.87		4.11		12
4.17	59,700	0.86		0.86		3.73		0.86		0.86		3.73		6
12.40	54,622	0.94		0.94		4.10		0.94		0.94		4.11		5
2.58	30,067	0.91		0.91		4.41		0.91		0.91		4.41		14
10.98	31,964	0.91		0.91		4.44		0.91		0.91		4.44		5

2.84	1,428	1.65	*	1.65	*	3.03	*	1.65	*	1.65	*	3.03	*	5
4.27	481	1.64	*	1.64	*	3.05	*	1.64	*	1.64	*	3.05	*	12

2.95	11,187	1.41	*	1.41	*	3.35	*	1.41	*	1.41	*	3.35	*	5
2.77	11,744	1.42		1.42		3.56		1.42		1.42		3.56		12
3.51	16,227	1.41		1.41		3.16		1.41		1.41		3.16		6
11.83	11,514	1.50		1.50		3.57		1.49		1.49		3.57		5
1.92	8,694	1.46		1.46		3.86		1.46		1.46		3.86		14
10.51	8,796	1.46		1.46		3.89		1.46		1.46		3.89		5

3.33	57,113	0.65	*	0.65	*	4.10	*	0.65	*	0.65	*	4.10	*	5
3.55	47,018	0.66		0.66		4.30		0.66		0.66		4.30		12
4.25	63,242	0.66		0.66		3.93		0.66		0.66		3.93		6
12.73	52,110	0.72		0.72		4.18		0.72		0.72		4.19		5
2.67	5,435	0.71		0.71		4.60		0.71		0.71		4.60		14
11.32	3,511	0.71		0.71		4.63		0.71		0.71		4.63		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (Unaudited) (continued)

New Mexico

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/92)
2015(g)	$10.41	$0.17	$0.05	$0.22	$(0.17)	$—	$(0.17)	$10.46
2014	10.71	0.35	(0.31)	0.04	(0.34)	—	(0.34)	10.41
2013	10.85	0.36	(0.15)	0.21	(0.35)	—	(0.35)	10.71
2012	10.19	0.37	0.67	1.04	(0.38)	—	(0.38)	10.85
2011	10.36	0.40	(0.16)	0.24	(0.41)	—	(0.41)	10.19
2010	9.93	0.41	0.44	0.85	(0.42)	—	(0.42)	10.36
Class C (02/14)
2015(g)	10.42	0.13	0.04	0.17	(0.12)	—	(0.12)	10.47
2014(e)	10.17	0.02	0.30	0.32	(0.07)	—	(0.07)	10.42
Class C2 (02/97)(f)
2015(g)	10.42	0.14	0.05	0.19	(0.14)	—	(0.14)	10.47
2014	10.72	0.29	(0.31)	(0.02)	(0.28)	—	(0.28)	10.42
2013	10.86	0.30	(0.14)	0.16	(0.30)	—	(0.30)	10.72
2012	10.20	0.32	0.67	0.99	(0.33)	—	(0.33)	10.86
2011	10.38	0.35	(0.17)	0.18	(0.36)	—	(0.36)	10.20
2010	9.95	0.35	0.45	0.80	(0.37)	—	(0.37)	10.38
Class I (02/97)
2015(g)	10.47	0.18	0.05	0.23	(0.18)	—	(0.18)	10.52
2014	10.78	0.37	(0.32)	0.05	(0.36)	—	(0.36)	10.47
2013	10.91	0.38	(0.14)	0.24	(0.37)	—	(0.37)	10.78
2012	10.25	0.40	0.66	1.06	(0.40)	—	(0.40)	10.91
2011	10.42	0.43	(0.17)	0.26	(0.43)	—	(0.43)	10.25
2010	10.00	0.43	0.43	0.86	(0.44)	—	(0.44)	10.42

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.08%	$50,742	0.84	%*	0.84	%*	3.28	%*	7%
0.48	50,336	0.86		0.86		3.42		17
1.93	56,335	0.84		0.84		3.26		7
10.39	55,040	0.88		0.88		3.55		15
2.38	51,278	0.86		0.86		3.96		2
8.72	55,167	0.87		0.87		4.02		7

1.67	554	1.64	*	1.64	*	2.44	*	7
3.20	396	1.65	*	1.65	*	2.29	*	17

1.81	16,456	1.39	*	1.39	*	2.73	*	7
(0.05)	17,850	1.41		1.41		2.88		17
1.43	27,167	1.39		1.39		2.71		7
9.81	25,046	1.43		1.43		2.99		15
1.74	19,046	1.41		1.41		3.40		2
8.13	14,706	1.41		1.41		3.46		7

2.18	15,864	0.64	*	0.64	*	3.48	*	7
0.62	14,421	0.66		0.66		3.59		17
2.24	13,720	0.64		0.64		3.46		7
10.57	13,392	0.68		0.68		3.73		15
2.60	7,764	0.66		0.66		4.18		2
8.80	4,695	0.66		0.66		4.21		7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (each a “Fund” and collectively, the “Funds”), as diversified Funds for Arizona and Colorado, non-diversified Fund for New Mexico, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by its respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years.

Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

54	Nuveen Investments

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of November 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Arizona	Colorado	New Mexico
Outstanding when-issued/delayed delivery purchase commitments	$—	$1,118,510	$3,451,430

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares will be issued upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

56	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Arizona	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$79,717,153	$—	$79,717,153

Colorado
Long-Term Investments*:
Municipal Bonds	$—	$115,368,279	$—	$115,368,279

New Mexico
Long-Term Investments*:
Municipal Bonds	$—	$84,601,263	$—	$84,601,263
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2014, were as follows:

	Arizona	Colorado	New Mexico
Average floating rate obligations outstanding	$845,000	$—	$—
Average annual interest rate and fees	0.54%	—%	—%

As of November 30, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Arizona	Colorado	New Mexico
Floating rate obligations: self-deposited inverse floaters	$845,000	$—	$—
Floating rate obligations: externally-deposited inverse floaters	—	—	—
Total	$845,000	$—	$—

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of November 30, 2014, none of the Funds were invested in externally-deposited Recourse Trusts.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

58	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 11/30/14		Year Ended 5/31/14
Arizona	Shares	Amount	Shares	Amount
Shares sold:
Class A	313,412	$3,339,975	764,756	$7,944,874
Class C	43,627	469,009	8,698	90,975
Class C2	1,716	18,414	85,466	894,289
Class I	587,854	6,292,845	856,151	8,921,442
Shares issued to shareholders due to reinvestment of distributions:
Class A	51,325	550,593	113,798	1,185,995
Class C	269	2,890	47	491
Class C2	8,927	95,750	22,714	236,465
Class I	21,034	226,205	40,654	424,198
	1,028,164	10,995,681	1,892,284	19,698,729
Shares redeemed:
Class A	(382,634)	(4,092,159)	(1,396,371)	(14,476,352)
Class C	(3,965)	(42,400)	(53)	(562)
Class C2	(47,419)	(508,236)	(313,334)	(3,254,451)
Class I	(431,794)	(4,639,467)	(1,009,843)	(10,463,747)
	(865,812)	(9,282,262)	(2,719,601)	(28,195,112)
Net increase (decrease)	162,352	$1,713,419	(827,317)	$(8,496,383)

	Six Months Ended 11/30/14		Year Ended 5/31/14
Colorado	Shares	Amount	Shares	Amount
Shares sold:
Class A	704,850	$7,525,735	870,985	$8,926,282
Class A – automatic conversion of Class B Shares	—	—	15,569	157,865
Class B – exchanges	—	—	18	184
Class C	86,674	924,954	45,191	468,731
Class C2	2,293	24,452	146,744	1,491,151
Class I	1,367,779	14,563,949	811,949	8,336,324
Shares issued to shareholders due to reinvestment of distributions:
Class A	74,952	801,998	157,853	1,616,380
Class B	—	—	183	1,856
Class C	983	10,503	234	2,460
Class C2	13,282	141,769	32,265	329,113
Class I	47,234	505,056	74,143	757,614
	2,298,047	24,498,416	2,155,134	22,087,960
Shares redeemed:
Class A	(1,033,575)	(11,021,680)	(1,826,315)	(18,557,140)
Class B	—	—	(13,671)	(140,898)
Class B – automatic conversion to Class A Shares	—	—	(15,569)	(157,865)
Class C	(136)	(1,451)	(8)	(81)
Class C2	(81,769)	(868,085)	(593,329)	(6,033,211)
Class I	(534,102)	(5,699,648)	(2,381,392)	(24,135,064)
	(1,649,582)	(17,590,864)	(4,830,284)	(49,024,259)
Net increase (decrease)	648,465	$6,907,552	(2,675,150)	$(26,936,299)

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 11/30/14		Year Ended 5/31/14
New Mexico	Shares	Amount	Shares	Amount
Shares sold:
Class A	152,723	$1,593,603	323,379	$3,283,853
Class C	36,559	380,850	38,032	393,709
Class C2	4,577	47,636	97,449	993,851
Class I	181,819	1,905,403	605,352	6,169,180
Shares issued to shareholders due to reinvestment of distributions:
Class A	61,100	637,581	132,128	1,341,870
Class C	260	2,719	16	170
Class C2	18,693	195,230	46,019	467,677
Class I	14,724	154,620	16,859	173,200
	470,455	4,917,642	1,259,234	12,823,510
Shares redeemed:
Class A	(198,781)	(2,072,771)	(880,133)	(8,920,614)
Class C	(21,946)	(227,368)	(7)	(76)
Class C2	(164,570)	(1,715,434)	(964,170)	(9,790,762)
Class I	(66,150)	(693,152)	(518,253)	(5,287,341)
	(451,447)	(4,708,725)	(2,362,563)	(23,998,793)
Net increase (decrease)	19,008	$208,917	(1,103,329)	$(11,175,283)

5. Investment Transactions

Long-term purchases and sales (including maturities) during the six months ended November 30, 2014, were as follows:

	Arizona	Colorado	New Mexico
Purchases	$7,976,964	$11,873,009	$8,211,573
Sales and maturities	5,588,678	5,645,569	6,095,171

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$73,815,010	$105,460,159	$79,703,544
Gross unrealized:
Appreciation	$5,076,908	$10,042,433	$5,079,397
Depreciation	(20,105)	(134,313)	(181,678)
Net unrealized appreciation (depreciation) of investments	$5,056,803	$9,908,120	$4,897,719

60	Nuveen Investments

Permanent differences, primarily due to federal taxes paid and taxable market discount resulted in reclassifications among the Funds’ components of net assets as of May 31, 2014, the Funds’ last tax year end, as follows:

	Arizona	Colorado	New Mexico
Capital paid-in	$—	$(17,315)	$—
Undistributed (Over-distribution of) net investment income	(160)	13,517	(560)
Accumulated net realized gain (loss)	160	3,798	560

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2014, the Funds’ last tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income[1]	$200,091	$560,808	$234,793
Undistributed net ordinary income[2]	—	46,534	—
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2014 through May 31, 2014, and paid on June 2, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2014 was designated for purposes of the dividends paid deduction as follows:

	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,192,319	$4,541,696	$2,697,120
Distributions from net ordinary income[2]	16,699	—	—
Distributions from net long-term capital gains	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Arizona	Colorado	New Mexico
Expiration:
May 31, 2016	$—	$105,238	$—
May 31, 2017	—	214,504	57,864
May 31, 2018	1,053,409	—	—
Not subject to expiration	2,551,963	925,983	2,187,406
Total	$3,605,372	$1,245,725	$2,245,270

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Arizona	Colorado	New Mexico
Post-October capital losses[3]	$239,941	$161,899	$552,059
Late-year ordinary losses[4]	—	—	—
[3]	Capital losses incurred from November 1, 2013 through May 31, 2014, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2014 through May 31, 2014 and specified losses incurred from November 1, 2013 through May 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.3500%
For the next $125 million	0.3375
For the next $250 million	0.3250
For the next $500 million	0.3125
For the next $1 billion	0.3000
For the next $3 billion	0.2750
For net assets over $5 billion	0.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2014, the complex-level fee rate was 0.1639% for Arizona and New Mexico and 0.1803% for Colorado.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended November 30, 2014, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Arizona	Colorado	New Mexico
Sales charges collected	$39,394	$89,305	$35,208
Paid to financial intermediaries	35,033	79,493	29,345

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances	$16,930	$38,172	$3,809

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained	$3,318	$7,262	$4,200

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2014, as follows:

	Arizona	Colorado	New Mexico
CDSC retained	$—	$1,263	$76

62	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	63

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

64	Nuveen Investments

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	65

Notes

66	Nuveen Investments

Notes

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long- term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates- Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-MS2-1114P        5385-INV-B01/16

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Maryland Municipal Bond Fund	NMDAX	NACCX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPCCX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	FVCCX	FVACX	NMVAX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 23, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Maryland Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Thomas C. Spalding, CFA, and Paul L. Brennan, CFA, review key investment strategies and the performance of the Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund. Tom has managed the Maryland and Virginia Funds since 2011 and Paul has managed the Pennsylvania Fund since that same year.

How did the Funds perform during the six-month reporting period ended November 30, 2014?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance for its Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and ten-year periods ended November 30, 2014. Each Fund’s Class A Share returns are compared with the performance of a corresponding market index and Lipper classification average.

During the reporting period, the Class A Shares at NAV of all three Funds outperformed the S&P Municipal Bond Index as well as their respective Lipper classification average.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the six-month reporting period ended November 30, 2014?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Maryland Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

The Nuveen Maryland Municipal Bond Fund modestly outpaced the S&P Municipal Bond Index during the six-month reporting period. A substantial allocation to the health care sector was a meaningfully positive factor behind these results, as this was one of the top performing sectors.

Duration and yield curve positioning also proved positive influences on the Fund’s performance. The portfolio’s duration was nearly in line with that of the benchmark, meaning that the Fund had comparable sensitivity to changes in interest rates. We were, however, overweighted in long dated securities and therefore benefited disproportionately as long-term rates declined. That said, the Fund was also overweighted in short duration bonds, which limited the outperformance.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Exposure to certain Puerto Rico bonds also added value on a relative basis. In July, we further cut exposure to the bonds of this U.S. territory, whose credit challenges were well publicized. At the end of the reporting period, roughly 6% of the portfolio was invested in bonds associated with the island, down from 9% six months earlier. While Puerto Rico debt struggled earlier in 2014, those securities we maintained in the portfolio bounced off of their previously low valuations and ultimately contributed to results.

During the reporting period, we had some excess cash in the portfolio available to invest. Accordingly, we took advantage of investment opportunities as bonds meeting our criteria became available throughout the reporting period. Early on, new additions to the Fund tended to be shorter- or intermediate-maturity bonds. During the reporting period’s second half, as market conditions stabilized, we found a wider assortment of longer dated issues that we found attractive.

Our new purchases included intermediate-dated single-family housing bonds of the Maryland Community Development Authority and longer dated Maryland Health and Education Finance Authority bonds for Loyola University. We also added to a variety of existing holdings, which enabled us to keep the Fund invested.

To finance these purchases, we used the proceeds of called bonds and, later in the reporting period, new shareholder investments. We also sold higher quality and pre-refunded issues whose performance potential was limited.

As a result of our purchases and sales, the Fund’s health care and limited tax-obligation sector weightings declined, while exposure to the education sector grew. In addition, our allocation to the AAA-rated credit quality segment, representing the highest quality bonds in the marketplace, increased, while exposure to A-rated issues declined. These changes to the portfolio stemmed from bonds being available when we had funds to invest, as opposed to a conscious effort to restructure the portfolio, whose composition we remained generally comfortable with throughout the reporting period.

As with the Nuveen Maryland Municipal Bond Fund, the Nuveen Virginia Municipal Bond Fund outperformed the S&P Municipal Bond Index during the reporting period. Duration and yield curve positioning were helpful, especially an overweighting in longer duration issues, which benefited the most as interest rates fell. A simultaneous overweighting in shorter duration bonds, however, modestly detracted.

Our positioning in Puerto Rico debt also helped. At the end of the reporting period, we maintained an approximately 4% stake in bonds associated with the U.S. territory, down from 6.5% six months earlier. In July, we trimmed our exposure to this category because of expectations for limited future returns among these bonds. However, we continued to have confidence in certain issues, including Puerto Rico tobacco-securitization bonds and some insured debt. These remaining Puerto Rico holdings did relatively well during the reporting period, rising off of lowered valuations.

In sector terms, the Fund benefited from overweighting transportation bonds, as continued improvement in the U.S. economy generally helped the performance of tollroad and airport issues. An allocation to the health care sector also contributed, given the group’s strong results. In contrast, the Fund’s pre-refunded bonds hurt on a relative basis, as securities with high credit quality and short maturities were generally out of favor with investors seeking higher yielding alternatives.

We saw periodic opportunities to purchase bonds during the reporting period. We bought some health care bonds, making use of Nuveen’s extensive resources and experience in this sector. We also added to existing positions in transportation debt issued by the Metropolitan Washington Airports Authority and the Route 460 Funding Corporation of Virginia. Our purchases included longer dated issues that we believed could provide good total returns, as well as shorter- and intermediate-maturity debt that enabled us to keep the Fund invested as we continued to look for attractive longer-term opportunities. To finance these purchases, we predominantly used the proceeds of bond calls and maturities. We also sold a modest number of bonds, including trimming the Fund’s exposure to Puerto Rico and tobacco-securitization debt.

Nuveen Pennsylvania Municipal Bond Fund

The Nuveen Pennsylvania Municipal Bond Fund outperformed the S&P Municipal Bond Index during the reporting period.

The Fund was well positioned to benefit from favorable market conditions during the reporting period, as fixed-income investors embraced longer dated and lower rated bonds, searching for yield in a low interest rate environment. The Fund’s duration was

6	Nuveen Investments

longer than the benchmark, which enabled us to benefit to a greater extent when rates fell. More specifically, we were overweighted in longer dated issues and underweighted in shorter maturity bonds. Both stances added to the Fund’s results in relative terms.

From a credit quality standpoint, the Fund benefited from an overweighting in bonds rated lower investment grade, with roughly 40% of the portfolio dedicated to A-rated and BBB-rated issues, two strong performing market segments.

Favorable sector allocations also boosted results, as the Fund had more exposure to categories that typically include significant lower quality issuance. We had a large weighting in health care, a top performing market segment for the reporting period. Limited exposure to state general obligation (GO) bonds, which lagged the index, also helped, as did our allocation to stronger performing local GO debt. As the reporting period progressed, we took advantage of various opportunities to add to our local GO debt position.

On the negative side, the Fund was slightly overweighted in pre-refunded bonds, which were hampered by their high credit quality and short maturities, two out-of-favor characteristics during the reporting period. An allocation to shorter duration senior housing bonds also limited the Fund’s returns, as did our modest cash weighting. We opted to hold some cash in the portfolio because of what we saw as fewer attractive values in the marketplace, especially among intermediate and shorter bonds.

New purchases included a couple of new health care bonds, higher education debt, local GO bonds and local school district issues. We also invested in an industrial development revenue bond issue for National Gypsum, a producer of wallboard whose bonds we believed were positioned to benefit from continued recovery in the housing industry. With all of these modest additions to the portfolio, we saw the potential to enhance the Fund’s future yield and return capabilities. Proceeds for these purchases came primarily from new investment inflows and bond calls.

An Update Involving Puerto Rico

We continued to monitor the broader municipal market for any impact on the Funds’ holdings and performance regarding the ongoing economic problems of Puerto Rico. The Puerto Rico bonds were originally added to our portfolios to keep assets fully invested and working for the Funds’ as well as to enhance diversity, duration, and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of November 2014, the Nuveen complex held $71 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations and we had adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of November 30, 2014.

Nuveen Investments	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2014, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the six-months ended November 30, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

8	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	9

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Maryland Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.41%	8.65%	4.46%	4.24%
Class A Shares at maximum Offering Price	(1.89)%	4.11%	3.57%	3.80%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Maryland Municipal Debt Funds Classification Average	1.61%	6.78%	3.97%	3.59%

Class C2 Shares	2.04%	7.97%	3.88%	3.66%
Class I Shares	2.52%	8.89%	4.68%	4.45%

	Cumulative
	6-Month	Since Inception
Class C Shares	1.93%	5.91%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.99%	9.96%	4.52%	4.17%
Class A Shares at maximum Offering Price	(1.34)%	5.32%	3.63%	3.72%
Class C2 Shares	2.72%	9.27%	3.94%	3.59%
Class I Shares	3.11%	10.19%	4.74%	4.37%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.51%	6.57%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

10	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.39%	0.64%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	0.00%

Nuveen Investments	11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Pennsylvania Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.35%	10.64%	5.49%	4.78%
Class A Shares at maximum Offering Price	(0.99)%	5.97%	4.60%	4.33%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Pennsylvania Municipal Debt Funds Classification Average	2.63%	9.01%	4.78%	3.99%

Class C2 Shares	3.08%	10.07%	4.94%	4.21%
Class I Shares	3.45%	10.86%	5.71%	4.99%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.95%	7.13%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.01%	11.61%	5.54%	4.69%
Class A Shares at maximum Offering Price	(0.37)%	6.97%	4.65%	4.24%
Class C2 Shares	3.74%	10.95%	4.97%	4.12%
Class I Shares	4.20%	11.83%	5.76%	4.90%

	Cumulative
	6-Month	Since Inception
Class C Shares	3.60%	7.78%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

12	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.82%	1.62%	1.37%	0.62%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	0.16%

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Virginia Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.52%	9.44%	4.96%	4.45%
Class A Shares at maximum Offering Price	(1.75)%	4.87%	4.06%	4.00%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Virginia Municipal Debt Funds Classification Average	1.99%	8.06%	4.02%	3.68%

Class C2 Shares	2.24%	8.85%	4.41%	3.89%
Class I Shares	2.70%	9.75%	5.19%	4.67%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.10%	6.51%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.15%	10.73%	4.92%	4.38%
Class A Shares at maximum Offering Price	(1.15)%	6.07%	4.02%	3.93%
Class C2 Shares	2.87%	10.14%	4.36%	3.82%
Class I Shares	3.15%	10.85%	5.13%	4.57%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.73%	7.14%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

14	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.36%	0.61%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	0.00%

Nuveen Investments	15

Yields as of November 30, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Maryland Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.36%	2.73%	2.96%	3.72%
SEC 30-Day Yield	2.04%	1.31%	1.58%	2.32%
Taxable-Equivalent Yield (32.0%)[2]	3.00%	1.93%	2.32%	3.41%

Nuveen Pennsylvania Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.52%	2.88%	3.14%	3.84%
SEC 30-Day Yield	2.05%	1.34%	1.60%	2.34%
Taxable-Equivalent Yield (30.2%)[2]	2.94%	1.92%	2.29%	3.35%

Nuveen Virginia Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.41%	2.75%	3.02%	3.73%
SEC 30-Day Yield	1.86%	1.13%	1.40%	2.14%
Taxable-Equivalent Yield (32.1%)[2]	2.74%	1.66%	2.06%	3.15%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate as shown in the respective table above.

16	Nuveen Investments

Holding

Summaries as of November 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Maryland Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	95.1%
Common Stocks	0.6%
Other Assets Less Liabilities	4.3%

Portfolio Composition

(% of total investments)

Health Care	24.9%
Tax Obligation/Limited	14.3%
U.S. Guaranteed	11.1%
Education and Civic Organizations	10.2%
Tax Obligation/General	7.1%
Industrials	6.0%
Long-Term Care	5.3%
Housing/Single Family	5.2%
Other	15.9%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	18.1%
AA	24.8%
A	27.5%
BBB	19.0%
BB or Lower	6.3%
N/R (not rated)	3.7%
N/A (not applicable)	0.6%

Nuveen Investments	17

Holding Summaries November 30, 2014 (continued)

Nuveen Pennsylvania Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	97.3%
Other Assets Less Liabilities	2.7%

Portfolio Composition

(% of total investments)

Tax Obligation/General	22.3%
Health Care	19.7%
Education and Civic Organizations	15.6%
Transportation	8.7%
Tax Obligation/Limited	8.5%
U.S. Guaranteed	7.8%
Water and Sewer	6.1%
Other	11.3%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	7.8%
AA	44.0%
A	28.4%
BBB	11.5%
BB or Lower	3.3%
N/R (not rated)	5.0%

18	Nuveen Investments

Nuveen Virginia Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	97.2%
Common Stocks	0.6%
Other Assets Less Liabilities	2.2%

Portfolio Composition

(% of total investments)

Transportation	23.2%
Tax Obligation/Limited	20.1%
Health Care	14.7%
Education and Civic Organizations	8.3%
U.S. Guaranteed	7.6%
Long-Term Care	4.7%
Consumer Staples	4.4%
Other	17.0%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	18.1%
AA	46.2%
A	7.7%
BBB	19.0%
BB or Lower	4.2%
N/R (not rated)	4.2%
N/A (not applicable)	0.6%

Nuveen Investments	19

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2014.

The beginning of the period is June 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Maryland Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.10	$1,019.30	$1,020.40	$1,025.20
Expenses Incurred During the Period	$4.16	$8.20	$6.94	$3.15
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.96	$1,016.95	$1,018.20	$1,021.96
Expenses Incurred During the Period	$4.15	$8.19	$6.93	$3.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Pennsylvania Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.50	$1,029.50	$1,030.80	$1,034.50
Expenses Incurred During the Period	$4.08	$8.14	$6.87	$3.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.05	$1,018.30	$1,022.06
Expenses Incurred During the Period	$4.05	$8.09	$6.83	$3.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Virginia Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,025.20	$1,021.00	$1,022.40	$1,027.00
Expenses Incurred During the Period	$4.01	$8.06	$6.79	$3.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.11	$1,017.10	$1,018.35	$1,022.11
Expenses Incurred During the Period	$4.00	$8.04	$6.78	$2.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	21

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Maryland Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund
To approve a new investment management agreement between each Trust and Nuveen Advisors, LLC.
For	6,850,892	14,370,616	17,299,156
Against	273,273	315,947	266,308
Abstain	425,849	280,713	394,414
Broker Non-Votes	2,055,144	4,544,181	3,590,720
Total	9,605,158	19,511,457	21,550,598

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	6,832,945	14,363,749	17,311,379
Against	266,790	337,206	260,497
Abstain	450,279	266,318	388,002
Broker Non-Votes	2,055,144	4,544,184	3,590,720
Total	9,605,158	19,511,457	21,550,598

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	6,699,439	14,277,758	17,161,046
Against	476,210	393,175	376,299
Abstain	374,363	296,339	422,531
Broker Non-Votes	2,055,146	4,544,185	3,590,722
Total	9,605,158	19,511,457	21,550,598

b. Revise the fundamental policy related to issuing senior securities.
For	6,725,374	14,279,956	17,183,137
Against	479,373	384,314	373,118
Abstain	345,265	303,002	403,620
Broker Non-Votes	2,055,146	4,544,185	3,590,723
Total	9,605,158	19,511,457	21,550,598

22	Nuveen Investments

	Nuveen Maryland Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund
c. Revise the fundamental policy related to underwriting.
For	6,759,541	14,260,693	17,123,760
Against	397,707	364,834	361,934
Abstain	392,764	341,746	474,184
Broker Non-Votes	2,055,146	4,544,184	3,590,720
Total	9,605,158	19,511,457	21,550,598

d. Revise the fundamental policy related to the purchase and sale of real estate.
For	6,751,874	14,297,327	17,086,534
Against	443,793	353,960	428,566
Abstain	354,347	315,985	444,773
Broker Non-Votes	2,055,144	4,544,185	3,590,725
Total	9,605,158	19,511,457	21,550,598

e. Revise the fundamental policy related to diversification.
For	6,661,118	14,329,190	17,135,652
Against	492,627	324,314	363,414
Abstain	396,269	313,767	460,809
Broker Non-Votes	2,055,144	4,544,186	3,590,723
Total	9,605,158	19,511,457	21,550,598

f. Eliminate the fundamental policy related to permitted investments.
For	6,626,404	14,218,155	16,946,555
Against	556,660	364,850	550,859
Abstain	366,951	384,266	462,463
Broker Non-Votes	2,055,143	4,544,186	3,590,721
Total	9,605,158	19,511,457	21,550,598

g. Eliminate the fundamental policy related to pledging assets.
For	6,631,279	14,190,154	16,839,024
Against	540,284	463,499	629,064
Abstain	378,450	313,620	491,785
Broker Non-Votes	2,055,145	4,544,184	3,590,725
Total	9,605,158	19,511,457	21,550,598

h. Eliminate the fundamental policy related to investment in issuers whose shares are owned by the Fund’s Board Members or officers.
For	6,653,569	14,113,178	16,823,306
Against	560,757	528,674	659,826
Abstain	335,688	325,418	476,739
Broker Non-Votes	2,055,144	4,544,187	3,590,727
Total	9,605,158	19,511,457	21,550,598

Nuveen Investments	23

Shareholder Meeting Report (continued)

	Nuveen Maryland Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund
i. Eliminate the fundamental policy related to short sales and purchases on margin.
For	6,637,569	14,198,160	16,864,235
Against	652,994	472,911	630,711
Abstain	259,453	296,201	464,926
Broker Non-Votes	2,055,142	4,544,185	3,590,726
Total	9,605,158	19,511,457	21,550,598

j. Eliminate the fundamental policy related to writing options.
For	6,665,148	14,301,963	16,933,237
Against	605,090	337,636	571,940
Abstain	279,778	327,674	454,699
Broker Non-Votes	2,055,142	4,544,184	3,590,722
Total	9,605,158	19,511,457	21,550,598

Approval of the Board Members was reached as follows:

William Adams IV
For	68,172,154	68,172,154	68,172,154
Withhold	1,559,735	1,559,735	1,559,735
Total	69,731,889	69,731,889	69,731,889

Robert P. Bremner
For	68,133,457	68,133,457	68,133,457
Withhold	1,598,432	1,598,432	1,598,432
Total	69,731,889	69,731,889	69,731,889

Jack B. Evans
For	68,183,658	68,183,658	68,183,658
Withhold	1,548,231	1,548,231	1,548,231
Total	69,731,889	69,731,889	69,731,889

William C. Hunter
For	68,173,031	68,173,031	68,173,031
Withhold	1,558,858	1,558,858	1,558,858
Total	69,731,889	69,731,889	69,731,889

David J. Kundert
For	68,152,083	68,152,083	68,152,083
Withhold	1,579,806	1,579,806	1,579,806
Total	69,731,889	69,731,889	69,731,889

John K. Nelson
For	68,192,308	68,192,308	68,192,308
Withhold	1,539,581	1,539,581	1,539,581
Total	69,731,889	69,731,889	69,731,889

William J. Schneider
For	68,170,572	68,170,572	68,170,572
Withhold	1,561,317	1,561,317	1,561,317
Total	69,731,889	69,731,889	69,731,889

24	Nuveen Investments

	Nuveen Maryland Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund
Thomas S. Schreier, Jr.
For	68,179,627	68,179,627	68,179,627
Withhold	1,552,262	1,552,262	1,552,262
Total	69,731,889	69,731,889	69,731,889

Judith M. Stockdale
For	68,143,152	68,143,152	68,143,152
Withhold	1,588,737	1,588,737	1,588,737
Total	69,731,889	69,731,889	69,731,889

Carole E. Stone
For	68,103,800	68,103,800	68,103,800
Withhold	1,628,089	1,628,089	1,628,089
Total	69,731,889	69,731,889	69,731,889

Virginia L. Stringer
For	68,124,541	68,124,541	68,124,541
Withhold	1,607,348	1,607,348	1,607,348
Total	69,731,889	69,731,889	69,731,889

Terence J. Toth
For	68,159,372	68,159,372	68,159,372
Withhold	1,572,517	1,572,517	1,572,517
Total	69,731,889	69,731,889	69,731,889

Nuveen Investments	25

Nuveen Maryland Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 95.7%

	MUNICIPAL BONDS – 95.1%

	Consumer Discretionary – 4.2%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$945	5.000%, 9/01/15 – SYNCORA GTY Insured	No Opt. Call	BB+	$971,611
180	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	BB+	186,048
40	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	41,206
4,950	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	5,061,029

310	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.250%, 9/01/22 – SYNCORA GTY Insured	9/16 at 100.00	BB+	323,172

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	456,800
7,425	Total Consumer Discretionary			7,039,866

	Consumer Staples – 3.3%

1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/30	6/17 at 100.00	B–	832,300

15,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	1,108,950

	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002:
2,920	5.375%, 5/15/33	2/15 at 100.00	BBB+	2,929,315
545	5.500%, 5/15/39	2/15 at 100.00	BBB	519,788

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/15 at 100.00	A3	120,633
19,590	Total Consumer Staples			5,510,986

	Education and Civic Organizations – 9.8%

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s University, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	626,700

700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	779,072

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014, 4.000%, 10/01/39	10/24 at 100.00	A	517,060

1,870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,943,416

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012, 5.000%, 6/01/29	6/22 at 100.00	Baa1	1,111,890

255	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	267,143

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	570,150
2,625	4.250%, 7/01/41	7/23 at 100.00	AA+	2,788,958

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$475	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/31	7/22 at 100.00	A+	$531,701

1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	1,725,360

4,130	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2011A, 4.000%, 4/01/15	No Opt. Call	AA+	4,185,012

1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	1,262,475
15,430	Total Education and Civic Organizations			16,308,937

	Health Care – 23.8%

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	718,756

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32	7/19 at 100.00	A–	1,076,270

725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	742,349

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A3	1,037,790
475	5.000%, 7/01/37	7/22 at 100.00	A3	514,876

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	967,860

1,665	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	No Opt. Call	Baa1	1,719,512

765	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA	810,219

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	2/15 at 100.00	A2	853,664

2,280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	2,409,846

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
635	5.000%, 7/01/37	7/17 at 100.00	BBB	657,904
440	5.500%, 7/01/42	7/17 at 100.00	BBB	466,994

900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	965,700

1,580	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,629,343

2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	2,689,390

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,405	5.000%, 7/01/35	7/15 at 100.00	A	1,421,860
900	5.000%, 7/01/40	7/15 at 100.00	A	909,954

Nuveen Investments	27

Nuveen Maryland Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
$5,700	5.000%, 7/01/43	7/22 at 100.00	A2	$6,239,674
2,250	4.000%, 7/01/43	7/22 at 100.00	A2	2,306,250

550	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	AA–	667,079

675	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	696,080

895	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A2	973,384

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38	1/18 at 100.00	A2	1,097,690

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,500	5.750%, 1/01/33	1/18 at 100.00	BBB	1,580,025
3,385	5.750%, 1/01/38	1/18 at 100.00	BBB	3,559,564
800	6.000%, 1/01/43	1/18 at 100.00	BBB	846,544

2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	Aa2	2,197,400
37,400	Total Health Care			39,755,977

	Housing/Multifamily – 3.8%

1,460	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013, 5.000%, 10/01/28	10/23 at 100.00	A+	1,631,711

110	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	2/15 at 100.00	B3	104,896

500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 5.000%, 6/01/34	6/23 at 100.00	Baa3	540,045

1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/27	No Opt. Call	BBB–	1,102,720

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA	596,534

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	1/15 at 100.00	Aa2	200,564

1,250	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.650%, 7/01/34 (WI/DD, Settling 12/10/14)	7/24 at 100.00	Aaa	1,259,550

960	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/17	2/15 at 100.00	AA–	962,870
6,050	Total Housing/Multifamily			6,398,890

	Housing/Single Family – 5.0%

2,500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C, 3.200%, 9/01/28	3/24 at 100.00	Aa2	2,516,900

280	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	282,932

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	$1,525,530

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	997,718

920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	926,422

880	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	893,666

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,212,492
8,260	Total Housing/Single Family			8,355,660

	Industrials – 5.2%

3,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	4,161,819

4,360	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	4,560,516
8,215	Total Industrials			8,722,335

	Long-Term Care – 5.1%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A	2,376,674

950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	1,068,095

2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41	1/21 at 100.00	A	2,948,674

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	2,014,498
7,810	Total Long-Term Care			8,407,941

	Tax Obligation/General – 6.8%

435	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	459,947

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	423,312

295	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	AAA	312,730

4,000	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2001, 5.500%, 3/01/15	No Opt. Call	AAA	4,056,000

1,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2014C, 5.000%, 8/01/15	No Opt. Call	AAA	1,032,950

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	1,852,092

Nuveen Investments	29

Nuveen Maryland Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$5,645	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2008, 0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	$2,642,650

560	Puerto Rico, General Obligation Bonds, Series 2004A, 5.000%, 7/01/15 – AGM Insured	2/15 at 100.00	AA	561,271
14,135	Total Tax Obligation/General			11,340,952

	Tax Obligation/Limited – 13.7%

300	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	321,090

1,200	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/15 at 100.00	AA–	1,204,560

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	204,490

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
231	5.600%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	231,515
115	5.700%, 7/01/29 – RAAI Insured	7/15 at 100.00	N/R	115,136

	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,850	5.000%, 7/01/30	7/20 at 100.00	A–	2,045,138
2,870	5.000%, 7/01/40	7/20 at 100.00	A–	3,131,888

670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	746,387

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/16 at 100.00	N/R	459,563

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	1,858,098

4,100	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	4,121,648

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BB	875,516

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
800	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	AA–	153,672
7,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,351,050

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	1,055,870

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	AA–	1,046,810

500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/29	10/24 at 100.00	BBB+	552,535

1,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,648,215

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	Baa3	1,707,015
34,566	Total Tax Obligation/Limited			22,830,196

	Transportation – 0.7%

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	AA–	1,143,770

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 10.6% (5)

$1,475	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2005B, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA (5)	$1,517,598

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (5)	1,040,690

1,020	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	AA– (5)	1,178,518

855	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (5)	918,544

400	Carroll County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16 (Pre-refunded 12/01/15)	12/15 at 100.00	AAA	419,548

5	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16 (ETM)	No Opt. Call	Aa1 (5)	5,299

1,165	Harford County, Maryland, General Obligation Bonds, Series 2005, 5.000%, 7/15/22 (Pre-refunded 7/15/15)	7/15 at 100.00	AAA	1,200,917

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A– (5)	2,498,980

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	1,957,261

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A:
95	5.000%, 7/01/26 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	101,950
1,965	5.000%, 7/01/34 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	2,108,759

	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A:
560	5.500%, 5/01/20 (Pre-refunded 5/01/15)	5/15 at 100.00	N/R (5)	572,348
500	6.000%, 5/01/35 (Pre-refunded 5/01/15)	5/15 at 100.00	N/R (5)	512,085

410	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	436,388

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20 (Pre-refunded 5/01/15)	5/15 at 100.00	AA (5)	831,903

650	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2005A, 5.000%, 4/01/18 (Pre-refunded 4/01/15)	4/15 at 100.00	Aa1 (5)	660,810

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (5)	1,193,280

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	512,445
15,990	Total U.S. Guaranteed			17,667,323

	Utilities – 1.8%

2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	3/19 at 100.00	A	2,974,550

	Water and Sewer – 1.3%

500	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A, 5.375%, 7/01/34	7/19 at 100.00	AA–	572,615

500	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2014A, 2.000%, 7/01/15 (WI/DD, Settling 12/03/14)	No Opt. Call	AA–	505,485

Nuveen Investments	31

Nuveen Maryland Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/25 – AGM Insured	7/17 at 100.00	AA	$1,100,209
2,000	Total Water and Sewer			2,178,309
$180,371	Total Municipal Bonds (cost $151,196,238)			158,635,692

Shares	Description (1)			Value

	COMMON STOCKS – 0.6%

	Industrials – 0.6%

19,180	American Airlines Group Inc. (6)			$930,806
	Total Common Stocks (cost $595,871)			930,806
	Total Long-Term Investments (cost $151,792,109)			159,566,498
	Other Assets Less Liabilities – 4.3%			7,190,716
	Net Assets – 100%			$166,757,214

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (4) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Pennsylvania Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.3%

	MUNICIPAL BONDS – 97.3%

	Consumer Staples – 0.1%

$280	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$346,234

	Education and Civic Organizations – 15.2%

265	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	268,140

3,000	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA–	3,584,880

2,500	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28	10/18 at 100.00	Baa3	2,701,050

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,515,646

1,000	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A+	1,084,480

330	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	353,862

920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	926,173

195	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38	10/18 at 100.00	BBB	198,764

1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,336,988

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	384,750

1,280	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38	9/18 at 100.00	BBB	1,387,085

1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,167,977

1,250	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB	1,261,950

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
330	5.250%, 4/01/30	4/20 at 100.00	BBB	355,483
220	5.625%, 4/01/40	4/20 at 100.00	BBB	238,625

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – NPFG Insured	8/15 at 100.00	A1	2,581,175

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	169,648

	Pennsylvania Higher Educational Facilities Authority, Bryn Mawr College Revenue Bonds, Series 2014:
815	5.000%, 12/01/38	12/24 at 100.00	AA	945,465
670	5.000%, 12/01/44	12/24 at 100.00	AA	763,653

Nuveen Investments	33

Nuveen Pennsylvania Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	$3,401,472

1,110	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	1,183,193

665	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	693,030

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	AA–	1,088,270

1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007-GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	BBB	1,235,872

280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB+	278,678

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	AA–	1,803,224

2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,212,440

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	1,074,650

220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	239,356

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	1,025,160

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
170	4.000%, 11/01/39	11/22 at 100.00	A3	173,038
1,165	5.000%, 11/01/42	11/22 at 100.00	A3	1,261,928

385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	428,859

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,267,125

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BBB–	1,069,330

1,400	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	1,442,448

800	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	859,040
39,935	Total Education and Civic Organizations			42,962,907

	Health Care – 19.2%

3,905	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba3	3,904,531

1,400	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/27	5/21 at 100.00	A+	1,540,504

220	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2012A, 5.000%, 11/15/47	No Opt. Call	A–	230,923

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$500	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	$538,195

500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	541,705

5,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2006, 5.000%, 11/01/35 – CIFG Insured	5/16 at 100.00	Aa3	5,137,298

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	2,106,300

2,160	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	2,387,081

1,485	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA	1,670,877

255	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Baa3	290,685

3,210	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Series 2012B, 5.000%, 7/01/42	1/22 at 100.00	AA–	3,517,358

255	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	257,155

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA	3,073,969

2,000	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	2,044,980

	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
1,500	5.500%, 7/01/28	7/19 at 100.00	A–	1,642,830
1,110	5.750%, 7/01/39	7/19 at 100.00	A–	1,213,086

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	874,432

1,000	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	1,075,240

970	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	Aa2	1,128,294

1,270	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	1,400,112

460	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	517,748

3,075	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	3,351,473

5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	6,290,556

610	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	712,364

230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.720%, 7/01/41 (IF)	7/21 at 100.00	AA	301,236

Nuveen Investments	35

Nuveen Pennsylvania Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	$1,596,525

1,250	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	Aa2	1,376,613

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	434,085
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	302,403
1,000	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	1,006,930

885	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	983,633

1,210	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	Aa2	1,407,460

250	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.000%, 1/01/26	1/21 at 100.00	A	291,313

530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	A	597,559

425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	453,998
50,305	Total Health Care			54,199,451

	Housing/Multifamily – 1.7%

485	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	No Opt. Call	BBB–	508,760

650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	710,216

100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	103,377

1,775	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc. Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB	1,789,094

1,315	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB	1,337,131

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	243,941

145	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/15 at 100.00	A	145,300
4,710	Total Housing/Multifamily			4,837,819

	Housing/Single Family – 2.8%

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,338,644

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
$2,250	3.300%, 10/01/32	No Opt. Call	AA+	$2,230,425
980	3.650%, 10/01/37	No Opt. Call	AA+	990,329
1,235	3.700%, 10/01/42	No Opt. Call	AA+	1,236,062

1,455	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115A, 4.200%, 10/01/33 (Alternative Minimum Tax)	10/22 at 100.00	AA+	1,514,626

625	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115B, 4.000%, 10/01/38	10/22 at 100.00	AA+	642,138
7,860	Total Housing/Single Family			7,952,224

	Industrials – 0.4%

955	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,057,080

	Long-Term Care – 2.5%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
530	5.750%, 1/01/27	1/17 at 100.00	N/R	541,787
840	5.750%, 1/01/37	1/17 at 100.00	N/R	851,407

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
1,000	5.000%, 1/01/27	1/17 at 100.00	BBB+	1,027,120
275	5.000%, 1/01/36	1/17 at 100.00	BBB+	280,566

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	528,396

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	662,577

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
250	5.375%, 5/01/28	5/23 at 100.00	BBB	271,763
430	5.750%, 5/01/35	5/23 at 100.00	BBB	473,662

760	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	825,406

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	2/19 at 100.00	BBB	1,585,325
6,805	Total Long-Term Care			7,048,009

	Materials – 0.9%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	578,026

2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	2,027,240
2,560	Total Materials			2,605,266

Nuveen Investments	37

Nuveen Pennsylvania Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 21.8%

	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
$950	5.000%, 12/01/32	12/24 at 100.00	AA–	$1,092,386
415	5.000%, 12/01/34	12/24 at 100.00	AA–	474,528

2,900	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA–	3,223,988

1,125	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	1,275,851

1,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	A1	1,129,770

5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A+	5,927,721

1,675	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,890,037

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	2,228,375

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	A+	1,058,025

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	AA–	912,559

500	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA	549,775

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	3,409,916

1,500	Owen J. Roberts School District, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/37	5/18 at 100.00	Aa2	1,646,205

1,350	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	1,605,542

5,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – AGM Insured	12/16 at 100.00	AA	5,315,648

3,565	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA–	4,101,960

2,955	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E, 6.000%, 9/01/38	9/18 at 100.00	A+	3,338,973

1,250	Philadelphia, Pennsylvania, General Obligation Refunding Bonds, Series 2014A, 5.000%, 7/15/38	1/24 at 100.00	A+	1,414,725

950	Pine-Richland School District, Pennsylvania, General Obligation Bonds, Refunding Series 2014B, 3.375%, 11/01/33	11/24 at 100.00	AA–	955,567

2,585	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA	2,645,231

240	PIttsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	279,641

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,410	5.000%, 9/01/25	9/22 at 100.00	A+	2,818,519
1,200	5.000%, 9/01/26	9/22 at 100.00	A+	1,392,732

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,585	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA	$1,717,443

2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	A2	2,781,875

2,000	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 – AGM Insured	11/18 at 100.00	A2	2,220,280

370	Richland School District, Cambria County, Pennsylvania, General Obligation Bonds, Series 2014A, 3.650%, 11/15/34 – BAM Insured	11/24 at 100.00	AA	373,471

420	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	439,669

425	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	428,209

400	South Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014, 3.375%, 8/01/32 (WI/DD, Settling 12/22/14) – BAM Insured	2/20 at 100.00	AA	392,712

1,320	Wallenpaupack Area School District, Wayne and Pike Counties, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 9/01/17	No Opt. Call	AA	1,395,504

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	3,014,202
59,325	Total Tax Obligation/General			61,451,039

	Tax Obligation/Limited – 8.3%

500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	544,560

935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,041,599

3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,112,020

650	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	676,416

3,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA–	3,688,545

	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
1,000	0.000%, 12/01/37	No Opt. Call	AA–	765,430
1,000	0.000%, 12/01/44	No Opt. Call	AA–	758,390

2,625	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,923,121

1,335	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA	1,533,595

1,250	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A+	1,447,500

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012:
1,530	5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA	1,733,735
1,220	4.000%, 2/01/29 – AGC Insured	8/22 at 100.00	AA	1,276,413

2,540	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	2,856,763

720	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	AA–	727,481

Nuveen Investments	39

Nuveen Pennsylvania Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$360	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA	$372,589
22,165	Total Tax Obligation/Limited			23,458,157

	Transportation – 8.5%

2,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	2,735,812

	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,305	5.000%, 1/01/22	No Opt. Call	BBB	1,506,609
880	5.000%, 1/01/25	No Opt. Call	BBB	1,008,313

1,380	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	1,534,243

4,300	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	4,618,026

2,990	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Senior Lien Series 2012A, 5.000%, 12/01/24	12/22 at 100.00	A+	3,532,416

2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,344,700

1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A+	1,706,835

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	AA–	1,972,542

605	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Refunding Series 2006, 4.800%, 9/15/30 – RAAI Insured	12/14 at 100.00	N/R	557,629

380	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	2/19 at 100.00	AA–	362,809

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3	2,173,380
21,720	Total Transportation			24,053,314

	U.S. Guaranteed – 7.6% (4)

795	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital-Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+ (4)	829,924

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 (Pre-refunded 3/15/16) – AGM Insured	3/16 at 100.00	AA (4)	1,299,786

1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	2/15 at 100.00	Aaa	1,357,937

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
800	5.000%, 8/01/23 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (4)	861,720
330	5.000%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (4)	355,460

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 (Pre-refunded 1/15/15) – AMBAC Insured	1/15 at 100.00	N/R (4)	2,001,540

	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D:
1,115	5.375%, 2/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA– (4)	1,154,348
885	5.375%, 2/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	916,232

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
$245	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	$267,971
440	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	482,394

575	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	677,074

2,085	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	2,475,437

45	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E, 6.000%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	53,439

1,612	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa1 (4)	1,961,433

	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005:
3,320	5.000%, 4/01/25 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	AA– (4)	3,375,278
3,455	5.000%, 4/01/25 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	AA– (4)	3,512,526
20,247	Total U.S. Guaranteed			21,582,499

	Utilities – 2.3%

2,025	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/15 at 100.00	Ba1	2,026,742

3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	3,169,950

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	2/19 at 100.00	AA	316,169

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	2/19 at 100.00	AA	1,003,750
6,340	Total Utilities			6,516,611

	Water and Sewer – 6.0%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	AA–	1,046,460

1,250	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	1,329,900

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	2/19 at 100.00	AA	1,934,632

2,960	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	N/R	2,943,572

3,050	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	3,392,790

900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	994,158

1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32	1/19 at 100.00	A1	1,392,413

2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2010C, 5.000%, 8/01/30 – AGM Insured	8/20 at 100.00	AA	2,231,420

Nuveen Investments	41

Nuveen Pennsylvania Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$940	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	$1,039,189

600	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	599,514
15,880	Total Water and Sewer			16,904,048
$259,087	Total Long-Term Investments (cost $254,127,218)			274,974,658
	Other Assets Less Liabilities – 2.7%			7,683,504
	Net Assets – 100%			$282,658,162

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

42	Nuveen Investments

Nuveen Virginia Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.8%

	MUNICIPAL BONDS – 97.2%

	Consumer Staples – 4.3%

	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$395	5.250%, 6/01/32	6/17 at 100.00	B	$373,548
600	5.625%, 6/01/47	6/17 at 100.00	B	460,068

22,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	1,626,460

5,225	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	2/15 at 100.00	BBB+	5,241,668

9,530	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	6,712,739

2,410	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B–	1,727,850
40,160	Total Consumer Staples			16,142,333

	Education and Civic Organizations – 8.1%

1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,116,140

3,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Washington & Lee University, Series 2013, 5.000%, 1/01/43	1/22 at 100.00	AA	3,351,180

2,590	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2010A, 5.000%, 6/01/35	6/20 at 100.00	Aa2	2,914,993

1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,752,999

560	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	2/15 at 100.00	BBB–	539,868

1,425	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	1,456,863

10,100	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	11,217,765

1,490	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28	No Opt. Call	Aa1	1,671,899

1,575	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA	1,981,523

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	2,295,100

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	1/15 at 100.00	N/R	1,251,525

500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	558,870
27,060	Total Education and Civic Organizations			30,108,725

Nuveen Investments	43

Nuveen Virginia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 14.4%

	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
$1,100	5.000%, 9/01/27	9/17 at 100.00	A	$1,170,345
4,250	5.000%, 9/01/37	9/17 at 100.00	A	4,506,233

2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA	2,318,519

3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	3,439,230

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	470,892

2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	Baa1	2,827,775

1,825	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	AA–	1,971,110

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AA	3,504,891

1,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Refunding Bonds, Novant Health Obligated Group-Prince William Hospital, Series 2013B, 5.000%, 11/01/25	11/22 at 100.00	AA–	1,153,310

1,310	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	1,423,525

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
3,040	5.250%, 6/15/24	6/16 at 100.00	Baa1	3,145,792
1,475	5.250%, 6/15/31	6/16 at 100.00	Baa1	1,516,669
4,360	5.250%, 6/15/37	6/16 at 100.00	Baa1	4,471,224

2,450	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,687,797

	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:
1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	1,064,460
5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	5,271,860

5,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	5,927,900

1,665	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	1,849,782

1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	2,183,089

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,246,694

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	532,838
49,555	Total Health Care			53,683,935

	Housing/Multifamily – 2.0%

750	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/15 at 100.00	AA	752,235

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	3/15 at 100.00	AA	$1,202,592

2,655	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	4/15 at 102.00	N/R	2,711,339

600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	634,938

490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	521,179

1,355	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,438,671
7,050	Total Housing/Multifamily			7,260,954

	Housing/Single Family – 3.4%

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,353,128

4,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	4,572,945

2,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5, 4.550%, 7/01/31	10/22 at 100.00	AAA	2,740,500

	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
1,785	4.400%, 10/01/31	10/22 at 100.00	AAA	1,930,513
1,000	4.750%, 10/01/38	10/22 at 100.00	AAA	1,088,250
12,095	Total Housing/Single Family			12,685,336

	Long-Term Care – 4.6%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	1,637,520
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	1,931,025

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:
3,860	5.125%, 10/01/37	10/17 at 100.00	BBB	4,004,789
1,250	5.125%, 10/01/42	10/17 at 100.00	BBB	1,291,763

1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	A	1,226,544

2,860	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	10/15 at 101.00	BBB+	2,909,678

4,210	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	4,244,059
17,880	Total Long-Term Care			17,245,378

	Tax Obligation/General – 3.9%

2,100	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	A1	2,478,336

2,575	Chesterfield County, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 5.000%, 1/01/16	No Opt. Call	AAA	2,709,261

Nuveen Investments	45

Nuveen Virginia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$3,000	Pittsylvania County, Virginia, General Obligationl Bonds, Series 2008B, 5.750%, 2/01/30	2/19 at 100.00	AA–	$3,472,260

1,875	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	2,147,494

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	2,033,400

460	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 4.500%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	465,410

775	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	813,370

540	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25	12/15 at 100.00	AAA	565,483
13,325	Total Tax Obligation/General			14,685,014

	Tax Obligation/Limited – 19.7%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
590	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	508,250
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	410,181

400	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	No Opt. Call	N/R	396,448

3,000	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Government Center Properties, Series 2003, 5.000%, 5/15/15	No Opt. Call	AA+	3,067,470

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – NPFG Insured	4/17 at 100.00	AA+	3,076,230

	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011:
3,540	5.000%, 4/01/27	No Opt. Call	AA	4,081,231
1,500	5.000%, 4/01/30	No Opt. Call	AA	1,711,155

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,134,607
500	5.250%, 1/01/36	1/22 at 100.00	A	557,005

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
3,950	5.000%, 6/15/17 – NPFG Insured	6/15 at 100.00	AA–	4,050,409
1,130	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	AA–	1,158,725
2,900	5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	AA–	2,973,718
3,925	5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	AA–	4,007,307

1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35	7/20 at 100.00	N/R	2,105,588

860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	942,483

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – AGM Insured	2/17 at 100.00	AA	3,873,772

575	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	5/15 at 100.00	AA+	577,542

500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/16 – NPFG Insured	2/15 at 100.00	AA–	500,110

4,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	B	4,002,617

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BB	$585,600

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	900,700

365	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2005B, 4.125%, 8/01/17	8/15 at 100.00	AA–	370,975

190	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	No Opt. Call	N/R	195,046

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	AA–	1,046,810

3,525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	3,873,305

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,091,590

1,140	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Refunding Series 2010B, 5.000%, 8/01/16	No Opt. Call	AA+	1,227,883

1,420	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009A, 5.000%, 2/01/24	No Opt. Call	AA+	1,633,440

385	Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Series 2005, 5.000%, 9/28/15	No Opt. Call	Aa1	400,562

1,240	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2012B, 5.000%, 9/15/18	No Opt. Call	Aa1	1,427,724

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	2,840,475

5,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	5,164,500

1,915	Virginia Public School Authority, Literary Trust Fund State Appropriation Bonds, School Technology Notes, Series 2013-I, 5.000%, 4/15/15	No Opt. Call	AA+	1,950,676

4,000	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	No Opt. Call	AAA	4,565,000

	Virginia Resources Authority, Infrastructure Revenue Bonds, Prerefunded-Pooled Loan Bond Program, Series 2002A:
90	5.000%, 5/01/20	2/15 at 100.00	AA	90,360
35	5.000%, 5/01/21	2/15 at 100.00	AA	35,140

2,855	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2014, 2.000%, 5/15/15 (WI/DD, Settling 12/03/14)	No Opt. Call	AA+	2,879,924

2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40	8/20 at 100.00	AA–	2,452,421

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	1,597,305
78,215	Total Tax Obligation/Limited			73,464,284

	Transportation – 22.7%

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 – AGM Insured	7/18 at 100.00	AA	7,472,586

Nuveen Investments	47

Nuveen Virginia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
$3,000	0.000%, 7/15/32	7/28 at 100.00	BBB	$2,075,700
1,505	0.000%, 7/15/40 – AGM Insured	7/28 at 100.00	AA	1,021,835

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	AA–	1,143,770

3,300	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	3,434,046

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
4,200	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	2,677,710
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	2,405,228
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	4,815,590

5,250	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	6,083,541

3,025	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2008A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA–	3,379,228

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2009C:
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,348,068
3,000	5.625%, 10/01/39	10/18 at 100.00	AA–	3,395,970
670	5.125%, 10/01/39	No Opt. Call	AA–	745,589

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	10/20 at 100.00	AA–	1,666,442
3,925	5.000%, 10/01/35	10/20 at 100.00	AA–	4,448,831

	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B:
5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AA–	5,500,150
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,664,300

1,195	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA–	1,350,577

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA–	1,678,451

	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A:
2,950	5.125%, 7/01/49	No Opt. Call	BBB–	3,176,973
4,500	5.000%, 7/01/52	No Opt. Call	BBB–	4,783,590

	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
3,000	0.000%, 7/01/33	No Opt. Call	BBB–	1,233,150
2,925	0.000%, 7/01/34	No Opt. Call	BBB–	1,145,021

1,015	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	1,134,466

	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006:
2,435	4.750%, 7/01/31 – FGIC Insured (Alternative Minimum Tax)	2/15 at 100.00	AA+	2,438,214
3,215	5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	2/15 at 100.00	AA–	3,219,726

1,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,568,205

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$1,500	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	$1,639,740
6,500	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	7,074,533
96,895	Total Transportation			84,721,230

	U.S. Guaranteed – 7.5% (4)

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA (4)	894,540

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/15) – NPFG Insured	1/15 at 100.00	AA (4)	1,004,480

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18 (Pre-refunded 5/15/16)	5/16 at 100.00	AA+ (4)	3,092,844

2,000	Hampton, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/21 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	AA+ (4)	2,033,440

	James City County Economic Development Authority, Virginia, Lease Revenue Bonds, County Government Projects, Series 2005:
1,155	5.000%, 7/15/17 (Pre-refunded 7/15/15)	7/15 at 100.00	AA+ (4)	1,190,378
1,210	5.000%, 7/15/18 (Pre-refunded 7/15/15)	7/15 at 100.00	AA+ (4)	1,247,062

5	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA	5,459

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 (Pre-refunded 2/01/15) – NPFG Insured	2/15 at 100.00	AA– (4)	2,632,289

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	Aa1 (4)	1,127,258
1,930	5.000%, 6/01/21 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	Aa1 (4)	1,977,825

535	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured (ETM)	No Opt. Call	AA– (4)	631,685

20	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	23,848

	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2005B:
260	4.125%, 8/01/17 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA– (4)	266,895
115	4.125%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA– (4)	118,098
260	4.125%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA– (4)	266,965

	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A:
550	5.000%, 8/01/23 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	A3 (4)	592,141
1,925	5.000%, 8/01/23 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	A3 (4)	2,072,494

	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C:
95	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	104,209
125	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	137,118
215	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	236,285
375	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	411,353

Nuveen Investments	49

Nuveen Virginia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$630	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (4)	$660,656

2,470	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	2,537,480

10	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	11,534

1,945	Virginia Port Authority, General Fund Revenue Bonds, Series 2005A, 5.250%, 7/01/19 (Pre-refunded 7/01/15) – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA+ (4)	2,003,350

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA+ (4)	1,404,758

1,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2007, 4.750%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	AAA	1,117,340
26,545	Total U.S. Guaranteed			27,801,784

	Utilities – 3.7%

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A2	3,220,380

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A2	3,339,150

390	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	452,326

	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A:
4,100	5.000%, 1/15/35	1/19 at 100.00	AA	4,556,002
2,000	5.000%, 1/15/40	1/19 at 100.00	AA	2,220,780
12,490	Total Utilities			13,788,638

	Water and Sewer – 2.9%

1,220	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	1,397,229

1,500	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39	No Opt. Call	AA+	1,675,590

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	1,608,993

3,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AAA	3,128,640

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – AGM Insured	6/17 at 100.00	AAA	1,882,353

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aa2	1,166,088
10,000	Total Water and Sewer			10,858,893
$391,270	Total Municipal Bonds (cost $339,405,981)			362,446,504

50	Nuveen Investments

Shares	Description (1)	Value

	COMMON STOCKS – 0.6%

	Industrials – 0.6%

47,138	American Airlines Group Inc. (5)	$2,287,607
	Total Common Stocks (cost $1,406,631)	2,287,607
	Total Long-Term Investments (cost $340,812,612)	364,734,111
	Other Assets Less Liabilities – 2.2%	8,315,447
	Net Assets – 100%	$373,049,558

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of

Assets and Liabilities	November 30, 2014 (Unaudited)

	Maryland	Pennsylvania	Virginia
Assets
Long-term investments, at value (cost $151,792,109, $254,127,218 and $340,812,612, respectively)	$159,566,498	$274,974,658	$364,734,111
Cash	3,592,121	—	2,327,114
Receivable for:
Interest	2,479,538	3,767,808	5,270,019
Investments sold	3,056,636	5,522,757	3,683,691
Shares sold	303,794	387,501	967,834
Other assets	6,291	12,024	31,086
Total assets	169,004,878	284,664,748	377,013,855
Liabilities
Cash overdraft	—	348,063	—
Payable for:
Dividends	145,134	281,614	349,391
Investments purchased	1,755,045	783,068	2,879,125
Shares redeemed	187,800	342,400	392,689
Accrued expenses:
Management fees	69,817	116,818	153,149
Trustees fees	1,725	11,482	31,046
12b-1 distribution and service fees	34,043	46,854	62,266
Other	54,100	76,287	96,631
Total liabilities	2,247,664	2,006,586	3,964,297
Net assets	$166,757,214	$282,658,162	$373,049,558
Class A Shares
Net assets	$66,372,074	$99,766,109	$169,713,705
Shares outstanding	6,152,908	8,976,742	15,243,690
Net asset value (“NAV”) per share	$10.79	$11.11	$11.13
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$11.26	$11.60	$11.62
Class C Shares
Net assets	$3,020,097	$4,339,462	$4,133,452
Shares outstanding	280,853	392,186	371,622
NAV and offering price per share	$10.75	$11.06	$11.12
Class C2 Shares
Net assets	$33,845,774	$43,951,456	$51,155,118
Shares outstanding	3,147,295	3,971,344	4,599,956
NAV and offering price per share	$10.75	$11.07	$11.12
Class I Shares
Net assets	$63,519,269	$134,601,135	$148,047,283
Shares outstanding	5,882,642	12,144,297	13,341,001
NAV and offering price per share	$10.80	$11.08	$11.10
Net assets consist of:
Capital paid-in	$162,487,613	$261,719,409	$361,385,820
Undistributed (Over-distribution of) net investment income	721,394	1,162,610	1,479,902
Accumulated net realized gain (loss)	(4,226,182)	(1,071,297)	(13,737,663)
Net unrealized appreciation (depreciation)	7,774,389	20,847,440	23,921,499
Net assets	$166,757,214	$282,658,162	$373,049,558
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of

Operations	Six Months Ended November 30, 2014 (Unaudited)

	Maryland	Pennsylvania	Virginia
Investment Income	$3,638,501	$6,237,304	$8,071,083
Expenses
Management fees	426,298	702,466	928,364
12b-1 service fees – Class A Shares	69,945	104,507	173,488
12b-1 distribution and service fees – Class C Shares	9,085	12,521	12,546
12b-1 distribution and service fees – Class C2 Shares	130,599	168,115	196,565
Shareholder servicing agent fees and expenses	31,131	53,557	68,127
Custodian fees and expenses	16,225	25,920	30,764
Trustees fees and expenses	2,999	4,775	6,325
Professional fees	14,182	15,943	16,834
Shareholder reporting expenses	16,157	25,208	31,375
Federal and state registration fees	5,091	3,760	4,435
Other expenses	3,642	4,905	6,120
Total expenses	725,354	1,121,677	1,474,943
Net investment income (loss)	2,913,147	5,115,627	6,596,140
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(859,245)	268,275	(5,141,958)
Change in net unrealized appreciation (depreciation) of investments	1,848,593	3,854,592	7,859,795
Net realized and unrealized gain (loss)	989,348	4,122,867	2,717,837
Net increase (decrease) in net assets from operations	$3,902,495	$9,238,494	$9,313,977

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of

Changes in Net Assets	(Unaudited)

	Maryland		Pennsylvania		Virginia
	Six Months Ended 11/30/14	Year Ended 5/31/14	Six Months Ended 11/30/14	Year Ended 5/31/14	Six Months Ended 11/30/14	Year Ended 5/31/14
Operations
Net investment income (loss)	$2,913,147	$6,651,701	$5,115,627	$10,422,670	$6,596,140	$14,887,697
Net realized gain (loss) from investments	(859,245)	(3,333,687)	268,275	(995,080)	(5,141,958)	(8,620,546)
Change in net unrealized appreciation (depreciation) of investments	1,848,593	(5,278,209)	3,854,592	(2,577,404)	7,859,795	(8,846,285)
Net increase (decrease) in net assets from operations	3,902,495	(1,960,195)	9,238,494	6,850,186	9,313,977	(2,579,134)
Distributions to Shareholders
From net investment income:
Class A(1)	(1,277,526)	(2,697,438)	(1,929,598)	(4,150,592)	(3,215,591)	(6,859,087)
Class C(2)	(25,658)	(4,867)	(35,839)	(3,846)	(35,723)	(6,245)
Class C2(3)	(541,133)	(1,214,698)	(710,096)	(1,523,440)	(831,794)	(1,870,089)
Class I	(1,162,340)	(2,380,683)	(2,426,786)	(4,700,593)	(2,738,143)	(5,333,332)
From accumulated net realized gains:
Class A(1)	—	(104,249)	—	—	—	(41,993)
Class C(2)	—	—	—	—	—	—
Class C2(3)	—	(54,999)	—	—	—	(13,369)
Class I	—	(88,722)	—	—	—	(30,963)
Decrease in net assets from distributions to shareholders	(3,006,657)	(6,545,656)	(5,102,319)	(10,378,471)	(6,821,251)	(14,155,078)
Fund Share Transactions
Proceeds from sale of shares	16,889,525	23,977,418	34,859,142	45,673,018	31,634,505	69,448,368
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,090,887	4,600,961	3,375,478	6,546,764	4,635,986	9,675,949
	18,980,412	28,578,379	38,234,620	52,219,782	36,270,491	79,124,317
Cost of shares redeemed	(19,082,158)	(55,728,410)	(33,212,791)	(70,946,560)	(32,448,246)	(147,806,447)
Net increase (decrease) in net assets from Fund share transactions	(101,746)	(27,150,031)	5,021,829	(18,726,778)	3,822,245	(68,682,130)
Net increase (decrease) in net assets	794,092	(35,655,882)	9,158,004	(22,255,063)	6,314,971	(85,416,342)
Net assets at the beginning of period	165,963,122	201,619,004	273,500,158	295,755,221	366,734,587	452,150,929
Net assets at the end of period	$166,757,214	$165,963,122	$282,658,162	$273,500,158	$373,049,558	$366,734,587
Undistributed (Over-distribution of) net investment income at the end of period	$721,394	$814,904	$1,162,610	$1,149,302	$1,479,902	$1,705,013

(1)	Includes distributions to shareholders of Class B Shares during the fiscal year ended May 31, 2014. Class B Shares of Maryland, Pennsylvania and Virginia converted to Class A Shares at the close of business on December 16, 2013, October 28, 2013 and February 20, 2014, respectively, and are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class C Shares were established and commenced operations on February 10, 2014.

(3)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

54	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	55

Financial

Highlights (Unaudited)

Maryland

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2015(g)	$10.73	$0.19	$0.07	$0.26	$(0.20)	$—	$(0.20)	$10.79
2014	11.14	0.41	(0.41)	—	(0.39)	(0.02)	(0.41)	10.73
2013	11.17	0.40	(0.02)	0.38	(0.40)	(0.01)	(0.41)	11.14
2012	10.45	0.43	0.73	1.16	(0.43)	(0.01)	(0.44)	11.17
2011	10.69	0.43	(0.24)	0.19	(0.43)	—	(0.43)	10.45
2010	10.03	0.43	0.67	1.10	(0.42)	(0.02)	(0.44)	10.69
Class C (02/14)
2015(g)	10.70	0.14	0.06	0.20	(0.15)	—	(0.15)	10.75
2014(e)	10.39	0.05	0.35	0.40	(0.09)	—	(0.09)	10.70
Class C2 (09/94)(f)
2015(g)	10.70	0.16	0.06	0.22	(0.17)	—	(0.17)	10.75
2014	11.10	0.35	(0.40)	(0.05)	(0.33)	(0.02)	(0.35)	10.70
2013	11.14	0.33	(0.02)	0.31	(0.34)	(0.01)	(0.35)	11.10
2012	10.42	0.37	0.73	1.10	(0.37)	(0.01)	(0.38)	11.14
2011	10.66	0.38	(0.25)	0.13	(0.37)	—	(0.37)	10.42
2010	10.00	0.37	0.67	1.04	(0.36)	(0.02)	(0.38)	10.66
Class I (02/92)
2015(g)	10.74	0.20	0.07	0.27	(0.21)	—	(0.21)	10.80
2014	11.15	0.43	(0.41)	0.02	(0.41)	(0.02)	(0.43)	10.74
2013	11.19	0.42	(0.03)	0.39	(0.42)	(0.01)	(0.43)	11.15
2012	10.47	0.45	0.73	1.18	(0.45)	(0.01)	(0.46)	11.19
2011	10.70	0.46	(0.24)	0.22	(0.45)	—	(0.45)	10.47
2010	10.04	0.45	0.67	1.12	(0.44)	(0.02)	(0.46)	10.70

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.41%	$66,372	0.82	%*	0.82	%*	3.55	%*	10%
0.11	73,469	0.84		0.84		3.89		11
3.48	81,761	0.82		0.82		3.54		13
11.27	78,838	0.85		0.85		3.97		8
1.78	69,162	0.84		0.84		4.12		9
11.11	77,430	0.85		0.85		4.05		1

1.93	3,020	1.62	*	1.62	*	2.66	*	10
3.91	972	1.64	*	1.64	*	2.92	*	11

2.04	33,846	1.37	*	1.37	*	3.00	*	10
(0.37)	35,709	1.39		1.39		3.37		11
2.94	46,210	1.37		1.37		2.99		13
10.59	40,786	1.40		1.40		3.42		8
1.22	32,705	1.39		1.39		3.57		9
10.57	35,665	1.40		1.40		3.50		1

2.52	63,519	0.62	*	0.62	*	3.75	*	10
0.33	55,814	0.64		0.64		4.11		11
3.70	72,720	0.62		0.62		3.74		13
11.37	68,707	0.65		0.65		4.17		8
2.09	62,835	0.64		0.64		4.33		9
11.34	64,665	0.65		0.65		4.25		1

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

Pennsylvania

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2015(g)	$10.95	$0.20	$0.16	$0.36	$(0.20)	$—	$(0.20)	$11.11
2014	11.04	0.41	(0.09)	0.32	(0.41)	—	(0.41)	10.95
2013	11.05	0.42	(0.01)	0.41	(0.42)	—	(0.42)	11.04
2012	10.28	0.44	0.77	1.21	(0.44)	—	(0.44)	11.05
2011	10.54	0.44	(0.27)	0.17	(0.43)	—	(0.43)	10.28
2010	9.96	0.44	0.56	1.00	(0.42)	—	(0.42)	10.54
Class C (02/14)
2015(g)	10.90	0.16	0.16	0.32	(0.16)	—	(0.16)	11.06
2014(e)	10.57	0.04	0.39	0.43	(0.10)	—	(0.10)	10.90
Class C2 (02/94)(f)
2015(g)	10.91	0.17	0.16	0.33	(0.17)	—	(0.17)	11.07
2014	10.99	0.35	(0.08)	0.27	(0.35)	—	(0.35)	10.91
2013	11.00	0.35	(0.01)	0.34	(0.35)	—	(0.35)	10.99
2012	10.23	0.38	0.77	1.15	(0.38)	—	(0.38)	11.00
2011	10.49	0.38	(0.27)	0.11	(0.37)	—	(0.37)	10.23
2010	9.92	0.39	0.55	0.94	(0.37)	—	(0.37)	10.49
Class I (02/97)
2015(g)	10.92	0.21	0.16	0.37	(0.21)	—	(0.21)	11.08
2014	11.01	0.43	(0.09)	0.34	(0.43)	—	(0.43)	10.92
2013	11.01	0.44	— **	0.44	(0.44)	—	(0.44)	11.01
2012	10.24	0.46	0.76	1.22	(0.45)	—	(0.45)	11.01
2011	10.50	0.46	(0.27)	0.19	(0.45)	—	(0.45)	10.24
2010	9.93	0.46	0.55	1.01	(0.44)	—	(0.44)	10.50

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.35%	$99,766	0.80	%*	0.80	%*	3.69	%*	5%
3.13	112,184	0.82		0.82		3.89		6
3.71	110,880	0.80		0.80		3.73		11
11.96	98,862	0.83		0.83		4.12		6
1.69	89,025	0.82		0.82		4.26		6
10.25	95,603	0.83		0.83		4.29		4

2.95	4,339	1.60	*	1.60	*	2.88	*	5
4.06	1,115	1.62	*	1.62	*	2.79	*	6

3.08	43,951	1.35	*	1.35	*	3.15	*	5
2.64	45,540	1.37		1.37		3.36		6
3.14	50,548	1.35		1.35		3.17		11
11.39	44,852	1.38		1.38		3.57		6
1.10	38,812	1.37		1.37		3.71		6
9.61	38,945	1.38		1.38		3.74		4

3.45	134,601	0.60	*	0.60	*	3.90	*	5
3.31	114,662	0.62		0.62		4.11		6
3.98	133,792	0.60		0.60		3.93		11
12.20	134,908	0.63		0.63		4.32		6
1.87	124,277	0.62		0.62		4.46		6
10.37	136,741	0.63		0.63		4.49		4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Virginia

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2015(g)	$11.06	$0.20	$0.08	$0.28	$(0.21)	$—	$(0.21)	$11.13
2014	11.40	0.42	(0.36)	0.06	(0.40)	—	(0.40)	11.06
2013	11.38	0.41	0.04	0.45	(0.41)	(0.02)	(0.43)	11.40
2012	10.69	0.43	0.71	1.14	(0.44)	(0.01)	(0.45)	11.38
2011	10.89	0.45	(0.19)	0.26	(0.45)	(0.01)	(0.46)	10.69
2010	10.24	0.45	0.66	1.11	(0.44)	(0.02)	(0.46)	10.89
Class C (02/14)
2015(g)	11.05	0.15	0.08	0.23	(0.16)	—	(0.16)	11.12
2014(e)	10.69	0.05	0.41	0.46	(0.10)	—	(0.10)	11.05
Class C2 (10/93)(f)
2015(g)	11.05	0.17	0.08	0.25	(0.18)	—	(0.18)	11.12
2014	11.38	0.36	(0.35)	0.01	(0.34)	—	(0.34)	11.05
2013	11.37	0.34	0.03	0.37	(0.34)	(0.02)	(0.36)	11.38
2012	10.68	0.37	0.71	1.08	(0.38)	(0.01)	(0.39)	11.37
2011	10.88	0.39	(0.19)	0.20	(0.39)	(0.01)	(0.40)	10.68
2010	10.22	0.39	0.67	1.06	(0.38)	(0.02)	(0.40)	10.88
Class I (02/97)
2015(g)	11.02	0.21	0.08	0.29	(0.21)	—	(0.21)	11.10
2014	11.35	0.44	(0.35)	0.09	(0.42)	—	(0.42)	11.02
2013	11.34	0.43	0.02	0.45	(0.42)	(0.02)	(0.44)	11.35
2012	10.65	0.45	0.71	1.16	(0.46)	(0.01)	(0.47)	11.34
2011	10.85	0.46	(0.18)	0.28	(0.47)	(0.01)	(0.48)	10.65
2010	10.19	0.47	0.67	1.14	(0.46)	(0.02)	(0.48)	10.85

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.52%	$169,714	0.79	%*	0.79	%*	3.58	%*	8%
0.74	178,421	0.81		0.81		3.94		12
3.96	206,968	0.79		0.79		3.54		10
10.91	194,890	0.81		0.81		3.92		10
2.46	175,082	0.81		0.81		4.15		8
11.03	178,140	0.82		0.82		4.19		5

2.10	4,133	1.59	*	1.59	*	2.71	*	8
4.32	1,537	1.61	*	1.61	*	2.90	*	12

2.24	51,155	1.34	*	1.34	*	3.03	*	8
0.25	54,443	1.36		1.36		3.40		12
3.29	72,592	1.34		1.34		2.99		10
10.32	59,673	1.36		1.36		3.37		10
1.89	49,300	1.36		1.36		3.60		8
10.56	45,814	1.37		1.37		3.63		5

2.70	148,047	0.59	*	0.59	*	3.78	*	8
1.00	132,334	0.61		0.61		4.14		12
4.04	171,075	0.59		0.59		3.75		10
11.13	169,861	0.61		0.61		4.12		10
2.64	146,947	0.61		0.61		4.35		8
11.38	147,034	0.62		0.62		4.39		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by its respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years.

Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (inverse floaters). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

62	Nuveen Investments

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services - Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of November 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Maryland	Pennsylvania	Virginia
Outstanding when-issued/delayed delivery purchase commitments	$1,755,045	$485,405	$2,879,125

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may have entered into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs

64	Nuveen Investments

reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Maryland	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$158,635,692	$—	$158,635,692
Common Stocks	930,806	—	—	930,806
Total	$930,806	$158,635,692	$—	$159,566,498

Pennsylvania
Long-Term Investments*:
Municipal Bonds	$—	$274,974,658	$—	$274,974,658

Virginia
Long-Term Investments*:
Municipal Bonds	$—	$362,446,504	$—	$362,446,504
Common Stocks	2,287,607	—	—	2,287,607
Total	$2,287,607	$362,446,504	$—	$364,734,111
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

As of November 30, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Maryland	Pennsylvania	Virginia
Floating rate obligations: self-deposited inverse floaters	$—	$—	$—
Floating rate obligations: externally-deposited inverse floaters	—	465,000	—
Total	$—	$465,000	$—

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is denoted as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of November 30, 2014, none of the Funds were invested in externally-deposited Recourse Trusts.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

66	Nuveen Investments

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 11/30/14		Year Ended 5/31/14
Maryland	Shares	Amount	Shares	Amount
Shares sold:
Class A	281,410	$3,012,028	1,146,619	$12,020,865
Class A – automatic conversion of Class B Shares	—	—	51,130	524,080
Class B – exchanges	—	—	73	758
Class C	189,320	2,026,726	90,886	954,082
Class C2	51,774	552,742	392,254	4,096,345
Class I	1,053,812	11,298,029	604,750	6,381,288
Shares issued to shareholders due to reinvestment of distributions:
Class A	86,932	933,552	201,346	2,104,849
Class B	—	—	963	10,036
Class C	1,739	18,636	378	4,009
Class C2	37,578	402,301	90,263	940,505
Class I	68,474	736,398	147,324	1,541,562
	1,771,039	18,980,412	2,725,986	28,578,379
Shares redeemed:
Class A	(1,062,985)	(11,387,239)	(1,893,298)	(19,681,761)
Class B	—	—	(33,244)	(345,548)
Class B – automatic conversion to Class A Shares	—	—	(51,130)	(524,080)
Class C	(1,082)	(11,598)	(388)	(4,124)
Class C2	(280,554)	(2,998,114)	(1,306,845)	(13,580,606)
Class I	(436,180)	(4,685,207)	(2,077,113)	(21,592,291)
	(1,780,801)	(19,082,158)	(5,362,018)	(55,728,410)
Net increase (decrease)	(9,762)	$(101,746)	(2,636,032)	$(27,150,031)

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 11/30/14		Year Ended 5/31/14
Pennsylvania	Shares	Amount	Shares	Amount
Shares sold:
Class A	719,638	$7,908,728	2,853,141	$30,131,245
Class A – automatic conversion of Class B Shares	—	—	41,538	433,870
Class B – exchanges	—	—	25	263
Class C	289,012	3,173,989	102,031	1,097,157
Class C2	9,436	103,561	253,450	2,647,064
Class I	2,160,951	23,672,864	1,080,256	11,363,419
Shares issued to shareholders due to reinvestment of distributions:
Class A	145,812	1,607,335	327,855	3,463,695
Class B	—	—	392	4,104
Class C	3,001	33,037	281	3,040
Class C2	48,811	536,112	106,768	1,123,047
Class I	108,923	1,198,994	185,410	1,952,878
	3,485,584	38,234,620	4,951,147	52,219,782
Shares redeemed:
Class A	(2,133,367)	(23,417,038)	(3,020,972)	(31,639,275)
Class B	—	—	(7,375)	(77,186)
Class B – automatic conversion to Class A Shares	—	—	(41,502)	(433,870)
Class C	(2,047)	(22,569)	(92)	(995)
Class C2	(262,825)	(2,886,043)	(782,432)	(8,177,957)
Class I	(627,086)	(6,887,141)	(2,919,828)	(30,617,277)
	(3,025,325)	(33,212,791)	(6,772,201)	(70,946,560)
Net increase (decrease)	460,259	$5,021,829	(1,821,054)	$(18,726,778)

	Six Months Ended 11/30/14		Year Ended 5/31/14
Virginia	Shares	Amount	Shares	Amount
Shares sold:
Class A	713,303	$7,877,755	4,082,323	$44,101,450
Class A – automatic conversion of Class B Shares	—	—	78,411	843,478
Class B – exchanges	—	—	166	1,760
Class C	232,238	2,567,877	138,739	1,506,503
Class C2	12,335	136,360	477,278	5,101,584
Class I	1,914,456	21,052,513	1,674,318	17,893,593
Shares issued to shareholders due to reinvestment of distributions:
Class A	228,450	2,528,352	514,131	5,508,358
Class B	—	—	1,843	19,531
Class C	2,649	29,325	439	4,818
Class C2	53,165	587,722	127,840	1,368,161
Class I	135,063	1,490,587	259,904	2,775,081
	3,291,659	36,270,491	7,355,392	79,124,317
Shares redeemed:
Class A	(1,830,789)	(20,195,301)	(6,703,693)	(71,474,848)
Class B	—	—	(56,886)	(607,420)
Class B – automatic conversion to Class A Shares	—	—	(78,630)	(843,478)
Class C	(2,349)	(26,013)	(94)	(1,031)
Class C2	(393,643)	(4,337,913)	(2,055,882)	(21,921,567)
Class I	(715,085)	(7,889,019)	(4,993,751)	(52,958,103)
	(2,941,866)	(32,448,246)	(13,888,936)	(147,806,447)
Net increase (decrease)	349,793	$3,822,245	(6,533,544)	$(68,682,130)

5. Investment Transactions

Long-term purchases and sales (including maturities) during the six months ended November 30, 2014, were as follows:

	Maryland	Pennsylvania	Virginia
Purchases	$14,898,468	$16,512,323	$31,332,296
Sales and maturities	18,327,110	12,297,879	28,298,728

68	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Maryland	Pennsylvania	Virginia
Cost of investments	$151,452,555	$253,788,965	$340,162,473
Gross unrealized:
Appreciation	$9,885,226	$21,324,348	$27,854,056
Depreciation	(1,771,283)	(138,655)	(3,282,418)
Net unrealized appreciation (depreciation) of investments	$8,113,943	$21,185,693	$24,571,638

Permanent differences, primarily due to taxable market discount and distribution reclasses, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2014, the Funds’ last tax year end, as follows:

	Maryland	Pennsylvania	Virginia
Capital paid-in	$—	$—	$—
Undistributed (Over-distribution of) net investment income	(10,835)	(13,213)	(23,806)
Accumulated net realized gain (loss)	10,835	13,213	23,806

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2014, the Funds’ last tax year end, were as follows:

	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income[1]	$921,797	$1,590,174	$2,233,558
Undistributed net ordinary income[2]	—	14,185	—
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2014 through May 31, 2014, and paid on June 2, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2014 was designated for purposes of the dividends paid deduction as follows:

	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$6,354,226	$10,328,205	$14,236,090
Distributions from net ordinary income[2]	10,586	112,508	202
Distributions from net long-term capital gains	248,970	—	87,359
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

As of May 31, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Maryland	Pennsylvania	Virginia
Expiration:
May 31, 2018	$—	$344,897	$—
Not subject to expiration	2,915,693	961,588	6,146,460
Total	$2,915,693	$1,306,485	$6,146,460

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Maryland	Pennsylvania	Virginia
Post-October capital losses[3]	$406,158	$3,687	$2,449,245
Late-year ordinary losses[4]	—	—	—
[3]	Capital losses incurred from November 1, 2013 through May 31, 2014, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2014 through May 31, 2014 and specified losses incurred from November 1, 2013 through May 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.3500%
For the next $125 million	0.3375
For the next $250 million	0.3250
For the next $500 million	0.3125
For the next $1 billion	0.3000
For the next $3 billion	0.2750
For net assets over $5 billion	0.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2014, the complex-level fee rate for these Funds was 0.1639%.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

70	Nuveen Investments

During the six months ended November 30, 2014, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Maryland	Pennsylvania	Virginia
Sales charges collected	$23,537	$101,191	$95,307
Paid to financial intermediaries	20,394	87,713	83,602

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Maryland	Pennsylvania	Virginia
Commission advances	$20,750	$39,762	$46,886

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Maryland	Pennsylvania	Virginia
12b-1 fees retained	$15,621	$17,276	$22,529

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2014, as follows:

	Maryland	Pennsylvania	Virginia
CDSC retained	$700	$273	$194

Nuveen Investments	71

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

72	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Investments	73

Glossary of Terms Used in this Report (continued)

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

74	Nuveen Investments

Notes

Nuveen Investments	75

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long- term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates- Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-MS1-1114P        5387-INV-B01/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: February 5, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 5, 2015